AGREEMENT

                          between

                  VANGUARD AIRLINES,INC.

                          and the

                          PILOTS

                            of

                 VANGUARD AIRLINES,INC.

                   as represented by the

          VANGUARD AIRLINES PILOTS ASSOCIATION

                Effective:  June 1, 2000

                    TABLE OF CONTENTS
Section

1    Recognition and Purpose of Agreement
2    Definitions
3    General
4    Seniority
5    Compensation
6    Scheduling
7    Filling of Vacancies and Reduction in Force
8    Travel Expenses
9    Moving Expenses
10   Vacations
11   Sick Leave
12   Leaves of Absence
13   Insurance
14   Grievances
15   System Board of Adjustment
16   Retirement
17   Physical Standards
18   Hours of Service
19   Furlough and Recall
20   Training
21   Association Business
22   Management Rights
23   Duration

Letters of Agreement

1.   Copies From Personnel Files
2.   Reserve Minimum Bid Period Guarantee
3.   Signing Bonus
4.   Net Profit Bonus
5.   Stock Option Grant
6.   Implementation

Appendix
Seniority List

SECTION 1  RECOGNITION AND PURPOSE OF AGREEMENT

A.   In accordance with and to the extent
required by Certification Number R-6655, dated March
9,1999, by the National Mediation Board, the
Vanguard Airlines, Inc. (the "Company")
recognizes the Vanguard Airlines Pilots
Association (the "Association") as the sole collective bargaining representative of the pilots employed by the Company for the purposes of the Railway Labor Act, as amended.

B.   Purpose of Agreement

The purpose of this Agreement is to establish the working relationship between the
Association and the Company and the terms and conditions of employment for pilots; to provide for orderly collective bargaining relations between the Association and the Company and a method for the disposition of grievances, to provide for the operation of the Company under methods that will further the safety of air transportation, the efficiency of operation and the continued employment of all pilots under reasonable working conditions and proper compensation. It is recognized to be the duty of the Association, the Company and the pilots to cooperate for the attainment of these purposes.

C.   Sole Agreement

This Agreement supersedes all existing or previously executed agreements between the
Company and the Association or any other labor organization or individual with respect to the rates of pay, rules, or working conditions covered by this Agreement in accordance with the provisions of the Railway
Labor Act, as amended.  Any and all
subsequent modifications to this Agreement will be reduced to writing, properly executed by the authorized representatives of each party, and become a part of this Agreement.

D.   Successorship

As a condition of any sale, transfer, or assignment of the Company, the Company will require any successor, purchaser, assignee, or transferee of the Company to assume and be bound by the Agreement.

E.   Mergers And Acquisitions

1.   Nothing in this Agreement will prevent
the Company from acquiring, establishing or merging with any other carrier. If the Company enters into an agreement to acquire another air carrier or entity, it will notify the Association in writing as soon as relevant proprietary, confidentiality or legal concerns permit.

2.   Integration Of Seniority Lists
If the Company acquires or is acquired by another air carrier and the acquisition affects the seniority rights of pilots and the surviving air carrier determines to operate the air carriers as a "single carrier," provisions will be made for the integration of seniority lists in a fair and equitable manner as set forth below.

a.   Negotiations

The method of integration will be determined through direct negotiations between representatives designated by the
Association, the Company, the acquiring
carrier, if applicable, and representatives of the pilots from the acquired or acquiring air carrier.

b.   Arbitration

If negotiations to integrate the seniority lists are not successfully concluded, the matter will be referred to binding arbitration pursuant to Sections 3 and 13 of the Allegheny-Mohawk LPPs.

c.   Fence Agreement

The Association, the Company, the acquiring carrier, if applicable, and representatives of the pilots from the acquired or acquiring air carrier will formulate a fence agreement prior to an integration of the seniority lists.
Such fence agreement will provide that the pilots of the Company and the pilots of the acquired or acquiring carrier will each operate pursuant to their collective bargaining agreement or terms and conditions of employment with their respective seniority lists until the operations are merged. These discussions shall not be pursuant to Section
6 of the Railway Labor Act, and reaching an agreement shall not be a prerequisite for closing, or any other aspect, of the transaction or operations pursuant to the transaction.

d.   No System Flush

Implementation of an integrated seniority list or a fence agreement will not result in a system flush, i.e., a system bid will not be automatically triggered by the implementation of the integrated system seniority list or the fence agreement.

F.   The Company may assign or contract out
flying if such conduct is necessary to
accomplish the needs of the service and the Company does not have sufficient aircraft or pilots, or appropriately trained pilots, available to perform the flying assigned or contracted out. Flying performed by another carrier whereby the other carrier transports passengers pursuant to a code-share agreement or a marketing agreement is permitted by this Agreement and there will be no contractual restrictions on such flying or on any other flying performed pursuant to any other marketing or alliance agreement or arrangement.

G.   No Strike Commitment

There will be no lockout, strike, sympathy strike, slowdown, or other organized job action during the term of this Agreement or during Section 6 negotiations for an amended agreement. Nothing in this Agreement will preclude the Company, or the Association, in its discretion, from seeking judicial relief with respect to any illegal self help, strike, sympathy strike or other job action.

SECTION 2 DEFINITIONS

A.   "ACTIVE SERVICE" means a period of time
when a pilot is on pay status, and during the first thirty (30) days of personal leave, military leave and family leave, furlough and while receiving pay in lieu of notice.

B. "AIRCRAFT TYPE" means any variation of a particular model of aircraft and related models so long as the related model requires no transition training.

C.   "ASSOCIATION" means the Vanguard
Airlines Pilots Association.

D.   "AVAILABLE" means, with respect to a
pilot, ready to perform flight duty as
scheduled or assigned.  Examples of
unavailability include furlough, unpaid leave of absence or other inactive status. A pilot on paid sick leave or vacation is not unavailable.

E.   "BID PERIOD" means the period from the
first day of,to and including the last day of, each calendar month of the year, except that January, February and March will each be considered a thirty (30) day month through the addition of January 31st and March 1st to the month of February. Leap year will make
February a thirty-one (31) day month.

F.   "BLOCK TO BLOCK" means that period of
time beginning when an aircraft first moves from the ramp blocks under its own power or by push back for the purpose of flight and ending when the aircraft comes to rest at the next point of landing or returns to the ramp.

G.   "BUILDUP LINE" means a line that is
blank when posted for bid and subsequently to which are added trips and days off and posted for secondary bid by pilots who were awarded a buildup line on the initial bid.

H.   "CAPTAIN" means a pilot who is in
command of the aircraft and its crew while on-duty and who is responsible for the manipulation of, or who manipulates, the controls of an aircraft including taxiing, takeoff and landing of such aircraft, who is properly qualified and designated by the Company to serve and who holds a currently effective airman's certificate authorizing him to serve as such pilot.

I.   "CATEGORY" means a combination of a
pilot's status and aircraft type (e.g., Captain B-737-XXX).

J.   "COMPANY" means Vanguard Airlines, Inc.

K. "CURRENTLY QUALIFIED" means qualified to perform Part 121 flying in a category, including recency of experience requirements.

L.   "DATE OF HIRE" means the first day a
pilot is placed on the Company payroll incident to his most recent continuous employment as a pilot.

M. "DEADHEAD" means the transport by air or surface vehicle of a pilot from one point to another pursuant to and under the direction of Company orders.

N. "DOMICILE" means a geographical location designated by the Company at which pilots may be based.

O.   "FIRST OFFICER" means a pilot who is
designated second in command of the aircraft and its crew while onduty and who is responsible for the manipulation of, or who manipulates, the controls of an aircraft, including taxiing, takeoff and landing of such aircraft, who is properly qualified and designated by the Company to serve and who holds a currently effective airman's certificate authorizing him to serve as such pilot.

P.   "JUNIOR AVAILABLE" means the least
senior available pilot who can be contacted and would be legal to accept an assignment pursuant to Sections
6.K.3.b.(5)-(6) that would not conflict with another scheduled assignment.

Q. "JUNIOR ASSIGNMENT" means an involuntary assignment to fly on a scheduled day off pursuant to Sections 6.K.3.b.(5)-(6).

R.   "LINE" means a regular, buildup or reserve line.

S. "LINE VALUE" means the scheduled unit value of a pilot's line.

T. "LONGEVITY" means a length of time beginning on a pilot's date of hire and accrued for active service as provided in this Agreement, except for a pilot who was previously, but continuously, employed by the Company in another capacity, in which case his longevity date for purposes of benefits accrual, but not pay, will be his earliest date of hire minus any appropriate periods of non-active service.

U. "ON CALL PERIOD" means the time during which a pilot on reserve must be contactable for the purpose of receiving an assignment.

V.   "OPEN TIME" means flying that is unassigned.

W. "PILOT" means an employee covered by this Agreement whose name appears on the Vanguard Airline Pilots Association Seniority List.

X.   "POSITION" means a combination of a pilot's category and domicile.

Y.   "REGULAR LINE" means a line containing trips and scheduled days off.

Z. "RELEASE TIME" means the time that a pilot is released from duty for a legal rest break. This time will be fifteen (15) minutes following the block in of the last flight in a duty period, or if the pilot is required to reposition an aircraft or perform other duties, release time will be computed from the time the duties are complete.

AA. "REPORT TIME" means the later of the time a pilot is scheduled to report for duty or when the pilot actually reports for duty.
Report time shall be scheduled for sixty (60) minutes prior to flight departure at domicile
(forty-five (45) minutes at layover
stations).

BB. "RESCHEDULE" means a change to a pilot's schedule, which may include, e.g., the addition and/or deletion of flight assignments.

CC.  "RESERVE LINE" means a line containing days off and days of reserve duty.

DD.  "RESERVE PERIOD" means one or more consecutive days of reserve.

EE. "SENIORITY" means a length of time beginning on a pilot's date of hire, established, accrued and retained as a pilot in accordance with this Agreement.

FF.  "STATUS" means captain or first officer.

GG.  "SUPERVISORY PILOT" means a pilot
designated by the Company who is responsible for managing pilots and administering
Company policy.

HH. "TRAINING PILOT" means a pilot selected by the Company to serve in a training and/or checking function, e.g., line check airman, proficiency check airman and pilots serving as ground instructors.

II.  "TRIP" means a flight or group of
flights in a duty period(s).

JJ. "TURN" means an additional assignment on a day when a pilot has performed flight duty that is scheduled to depart after the pilot was scheduled to have been released after completing his previously assigned flight duty.

KK.  "UNIT" means the first 244 statute
miles between airports according to the CAB book of airport to airport mileage. Every forty miles thereafter equals one-tenth of a unit.

LL. "VACANCY" means an open position, in excess of the number of pilots already in that position, as determined by the Company.

SECTION 3 GENERAL

A.   Gender

Wherever pilots are referred to in this
Agreement in either the masculine or feminine gender, it shall be understood to mean both male and female pilots, as may be appropriate.


B.   Non-Discrimination


There shall be no discrimination by either party against any pilot covered by this Agreement because of age, race, sex, color, religion, disability or national origin.


C.   Hold Harmless


The Company will indemnify, defend, and hold harmless each of the FAA licensed pilots in the employ of the Company, and the personal estates of such pilot personnel from and against any and all liabilities, losses, damages, claims, suits, judgments and all expenses (including reasonable attorneys' fees) arising therefrom or related thereto for personal injury or death, or damage to property of any person and or entity whomsoever, resulting from or arising out of any act or omission of such pilot personnel in the course and scope of such pilot's employment, provided that such pilot was not impaired by alcohol or drugs at the time of the alleged act or omission and further provided that the alleged act or omission was neither expected nor intended by the pilot.
The pilot will cooperate fully with the
Company, its insurers and any attorneys
retained to represent any of them in the defense of any claims covered hereby. The
Company will have the right to select any attorney(s) retained pursuant to this paragraph and will have the right to direct and control the defense of any matter covered by this paragraph.


D.   New Aircraft Type


1.   Should the Company place into revenue
service aircraft other than the aircraft for which rates of pay are specified in this Agreement, the Association and the Company will meet ninety (90) days, if possible, but no later than sixty (60) days before the aircraft is scheduled to be placed in revenue service for the purpose of negotiating rates of pay for such aircraft.

2.   If no agreement has been reached by the
ninetieth (90th) day after the date the aircraft is placed in revenue service, the parties will submit the issue to an arbitrator for final and binding arbitration.

a.  The partie will mutually agree
upon the selection of an arbitrator. If mutual agreement is not possible, the arbitrator will be selected from the list of arbitrators contained in Section 15 by alternately striking names until one (1) remains. The parties will determine the order of striking by the toss of a coin. The winner of the coin toss will have the choice of striking first or second.

b.   The arbitration will be held at the
earliest possible date consistent with the arbitrator's schedule. Fees and expenses of the arbitrator, as well as costs of the hearing room and the stenographic report, will be shared equally by the parties.

c.   Closing arguments may be made
in lieu of post hearing briefs, provided that no party will be precluded from filing a post hearing brief. The arbitrator's decision containing the pay scales and subsequent periodic increases, if any, for the aircraft for the duration of the Agreement shall be issued within sixty (60) days following the submission of any post hearing brief.

3.   Time limits may be extended by the
mutual agreement of the parties.

4. Should the Company place into revenue service aircraft other than the aircraft for which rates are specified in this agreement the pilots will, upon qualification, begin flying and continue to fly the aircraft. Rates of pay will be retroactive to the first day the aircraft was placed into revenue service.

5. The arbitrator's decision shall be based upon an industry standard comprised of similarly situated carriers and other relevant factors as presented by the Company and the Association.

E.   The Company and the Association will
share the cost of reproduction of this Agreement.

F. Pilots will be entitled to the same pass policy as prescribed for all employees as set forth in the Company's employee manual, as amended from time to time.

G.   Should any provision of this Agreement
be declared illegal by any court of competent jurisdiction, such provision will immediately become null and void, leaving the remainder of the Agreement in full force and effect, and the parties would attempt to negotiate a substitute provision.

H.   Personnel Files

1. A pilot will be given access to his personnel file during office hours with reasonable notice.

2.   Before placing an item of a
derogatory nature in a pilot's personnel file, the pilot will be provided with a copy of such item and will be required to initial the file copy of such item. A pilot who disputes the contents of an item placed in his personnel file may provide a written, signed and dated response to such item for placement in his personnel file provided that he submits such item to the Company no later than the date on which a grievance would be required to be filed over the contents of the item to which he is responding.

3.   If there has been no intervening
incident of discipline, the Company will not use a derogatory item contained in a pilot's personnel file in an arbitration after a period of two (2) years. Upon request by the pilot or the Association, the derogatory item will be removed from the pilot's personnel file after two (2) years if there has not been any intervening incident of discipline, consistent with legal obligations. This paragraph does not apply to training records or to former pilots.

I.  Parking at Domiciles

The Company will provide parking at a pilot's domicile.

J.   Uniforms

1.   Pilots will wear the uniform in
accordance with the Flight Operations Procedures Manual as changed from time to time by the Company.

2.   The Company will discuss proposed
changes to the uniform with the Association before implementing the changes.

3.   The cost of a pilot's initial
uniform from a designated vendor may be payroll deducted at the pilot's election. A pilot desiring to have such payroll deduction will execute an appropriate authorization form.

4.   The Basic Uniform will consist of
two pair of trousers, two shirts, one jacket and one tie.
If the Company initiates a required change to the Basic Uniform, the Company will pay the cost of such new required uniform items unless the Company provides a reasonable period to phase in the change.

K.   The Association Chairman, or his
designee, will meet with the Vice President-
Operations, or his designee, at least twice yearly, or by mutual agreement, to discuss matters of mutual interest.

L. Missing, Internment, Prisoner or Hostage of War and Hijacking

     1.   Compensation

A pilot, who while acting in the course and scope of his employment, becomes involuntarily missing, is interned or held hostage through no fault of his own will be paid his minimum bid period guarantee, minus applicable deductions. If a pilot is incarcerated, payments will continue until released or until proof of death is established in fact, or until there is reasonable presumption of death. If a pilot is missing, payments will continue until proof of death is established in fact, or until there is reasonable presumption of death, to a maximum of thirty-six (36) months. The minimum bid period guarantee will be paid to the beneficiary or beneficiaries designated in writing by the pilot as set forth below.

2.   Benefits, Seniority and Longevity Accrual

A Pilot will accrue benefits, seniority and longevity during a period in which he is receiving payments pursuant to paragraph 1., above.

3.   Direction Of Payments

Payments owed to a pilot pursuant to
paragraph 1., above, will be disbursed by the Company in accordance with written direction from the pilot. The Company will require each pilot to execute and deliver to the Company such written direction. Any payments due a pilot pursuant to paragraph 1., above, that are not covered by a written direction will be held by the Company for such pilot and in the event of his death will be paid to the legal representative of his estate.

4. Payments made by the Company in good faith pursuant to this section will relieve the Company of making any further payments with respect to such pilot.

5.   Form For Payment Direction

The direction will be in substantially the following form:

     TO:  Vanguard Airlines, Inc.

You are hereby directed to pay all
compensation due me under the terms of the collective bargaining agreement between
Vanguard Airlines, Inc. and the Vanguard
Airlines Pilots Association, while missing, or resulting from death or any other condition that makes direct payment to me impossible under the Agreement, as follows:

1.   ---- percent to [name]  ----------------
[address] -----------------------------------
as long as living,  and thereafter to [name]
- -------[address] ----------------------------
- ------as long as living.

2.   ----- percent to[name]  ----------------
[address] -----------------------------------
as long as living,  and thereafter to [name]
- ------------------[address] -----------------
- --------------as long as living.

The balance, if any, and any amounts accrued after the death of all persons named in the above designation will be held for me, or in the event of my death before receipt thereof, will be paid to the legal representative of my estate.

This direction may be modified from time to time by letter signed by the undersigned, and any such modification will become effective upon receipt of such letter by the Company.

Payments made by the Company pursuant to this direction will fully relieve the Company from the obligation of making any other payment with respect thereto.

The undersigned pilot is responsible for ensuring that an up-todate address is kept on file with the Company for the designated beneficiaries identified above.

- --------------------        ----------------------
Pilot Name (Print)          Witness Name (Print)


- ----------------------       ---------------
Signature                    Signature


- --------------------        ---------------
Date                        Date

SECTION 4  SENIORITY

A.   Commencement, Accrual and Retention

1.   The seniority and longevity of a pilot
shall accrue from his date of hire, as defined in
Section 2.L. An employee of the Company who transfers to a pilot position will retain his Company longevity for purposes other than pay from his most recent hire date with the Company.

2.   When two or more pilots have the
same date of hire, their relative rank on the seniority list shall be determined by the last four (4) digits of their social security number
(highest social security number equals first placement on list). When two or more pilots who have the same date of hire also have the same last four digits, their relative seniority position shall be determined by drawing lots.

3.  Once a pilot has established a
relative seniority placement on the seniority list in accordance with this Agreement, he shall not lose that relative placement, except as provided in this Agreement.

4.   When a junior pilot is upgraded
before a senior pilot, the senior pilot shall retain his relative position on the seniority list.

5.   A pilot shall forfeit all
employment and seniority rights and his name shall be removed from the seniority list under the following conditions:

a.   He resigns or retires;

b.   He is discharged;

c.   He declines recall or fails to
notify the Company of his intent to return to work from furlough in accordance with Section
19; or

d.   He fails to return to work at the
expiration of a leave of absence in
accordance with Section  12.

6.   Transfer To Supervisory Or Other Position

a.   A pilot who transfers to a
supervisory or other position in the Flight
Operations Department will retain and
continue to accrue seniority and longevity.

b.   A pilot who transfers to a
position in the Company outside of the Flight
Operations Department will retain but not accrue seniority and longevity for pay purposes. Such pilot will continue to accrue longevity for purposes other than pay.

c.   If a pilot returns to line
flying, such return shall be coordinated with the Vice PresidentOperations, including the timing of his return. The Company will not be required to run a training class solely to coordinate such return.

B.   Seniority List

The seniority list in effect on the date of execution of this Agreement is attached hereto as an Appendix. The seniority list will contain the names of all pilots entitled to seniority, whether active or inactive, their relative rank and their date of hire.
An updated list will be posted no later than January 2 of each year.

C.   Protests

1.   Any alleged error or omission
affecting a pilot's seniority on any list on which his name first appears must be protested by him in writing to the Vice
President-Operations within sixty (60) days of the posting of such initial or changed list. A pilot shall be responsible for monitoring any list(s). A pilot making no protest within this time may not thereafter protest the same alleged error or omission on any subsequent list.

2.   A pilot on furlough or leave of
absence on the day a seniority list is posted shall have sixty (60) days from return to service to protest his relative seniority position in accordance with Section C.1., above.

D.   Probation Period

1.   A pilot shall be on a probationary
status with the Company beginning on his date of hire and ending when he achieves fifteen (15) months of active service. If a pilot who has achieved at least twelve (12) months of active service successfully completes his first annual proficiency check, he will be deemed to have completed his probationary period. A pilot who completes a successful upgrade to captain will be deemed to have completed his probationary period.

2. A pilot who is on probation will not have access to the grievance or system board of adjustment provisions of this Agreement with respect to discipline or discharge issues, nor will such access be allowed on his behalf.

SECTION 5 COMPENSATION

A    The following rates of pay will be
credited for each unit of flight pay earned by pilots qualified in aircraft with ninety (90) through and including one hundred and fifty (150) seats in accordance with their longevity and the
Agreement:

     1.   Captains

      Effective   Effective Effective  Effective Effective
Year  06/01/00    06/01/01  06/01/02   06/01/03  6/01/04

1     50.00       51.25     52.53      53.84     55.19
2     56.00       57.40     58.84      60.31     61.81
3     60.50       62.01     63.56      65.15     66.78
4     63.00       64.58     66.19      67.84     69.54
5     66.80       68.47     70.18      71.94     73.73
6     71.90       73.70     75.54      77.43     79.36
7     75.00       76.88     78.80      80.77     82.79
8     80.50       82.51     84.58      86.69     88.86
9     85.50       87.64     89.83      92.07     94.38
10    88.00       90.20     92.46      94.77     97.14
11    91.00       93.28     95.61      98.00    100.45

    2.  First Officers

      Effective  Effective  Effective  Effective Effective
Year  06/01/00   06/01/01   06/01/02   06/01/03  6/01/04

1     27.50       28.05      28.61     29.18     29.77
2     30.25       30.86      31.47     32.10     32.74
3     33.50       34.17      34.85     35.55     36.26
4     36.75       37.49      38.23     39.00     39.78
5     39.78       40.58      41.39     42.21     43.06

B.   Minimum Bid Period Guarantee

A pilot who is available for an entire bid period will receive a minimum bid period guarantee of seventy-five (75) units. The minimum bid period guarantee will be prorated for periods of unavailability.

C.   Training Pay

A pilot will be credited for each day of training in an amount equal to the greater of the value of scheduled trips missed or three (3) units per day. A pilot in training for an entire bid period will receive the minimum bid period guarantee.

D.   Reposition Pay

A pilot who is required to reposition an aircraft will be credited with 0.5 units for each such occurrence. For purposes of this Section, a reposition begins when an aircraft first moves from the blocks under its own power for purposes other than flight and ends when the aircraft blocks in at its newly relocated position.

E.   Holiday Pay

1.   For any duty day scheduled to begin or
end on New Years Day, Memorial Day, Independence Day,
Labor Day, Thanksgiving or Christmas, a
pilot, other than a pilot on reserve, will be credited with double the units actually flown on the holiday or ten (10) units, whichever is greater. A pilot will receive holiday pay only for the first duty period that touches a given holiday.

2.   Trips for which a pilot would
otherwise be pay protected under this
Agreement will be pay protected on a holiday, but the pay credit will not be doubled for instances when the pilot does not actually perform the scheduled or assigned flight duty.

3.   A pilot on reserve on a holiday
will be credited for double the units
actually flown in the first reserve on call period worked by that pilot that touches a given holiday.

F.   Deadhead

1.   A pilot will be credited with one
(1) unit of flight pay credit for each two
(2) units of scheduled deadhead.

2.   A pilot will be credited with one
(1) unit of flight pay credit for each one
(1) unit of unscheduled deadhead.

3.   A pilot who deadheads in connection
with a reserve assignment will be credited with one (1) unit of flight pay credit for each two (2) units of deadhead.

G.   Callout Pay

A pilot who is called to the airport to fly but does not fly due to a Company error in calling him out will be credited with one (1) unit.

H.   Junior Assignment Pay

A pilot who is junior assigned in accordance with Section 6.K.3.b.(5)-(6) will be credited with one and one-half times his normal rate of pay for all units junior assigned and actually flown on his scheduled day off pursuant to the junior assignment.

I.   Turn Pay

A pilot who is turned will be credited with one and onehalf times his normal rate of pay for all units actually flown pursuant to the turn assignment.

J.   Airport Reserve

A pilot who is assigned to airport reserve will be credited with the greater of four (4) units for an eight (8) hour reserve on call period (three (3) units for a six (6) hour reserve on call period) or actual units flown.

K.   Rescheduling and Cancellation

1.   A pilot, other than a reserve pilot,
whose trip is canceled will be handled as follows:

a.   If the trip was canceled due
to circumstances within the control of the Company (i.e. for marketing reasons) or, in any event, within twenty-four (24) hours of scheduled departure and the pilot has been placed on reserve, assigned an alternative trip or released from duty by the Company, the pilot will be credited with the greater of the original scheduled value of the trip(s) or the actual value of the trip(s) that he flies.

b.   If the pilot is assigned to
reserve, the reserve will commence two (2) hours prior to the original scheduled report time and end at the original scheduled duty out time. A pilot assigned to a trip after being placed on reserve will not be assigned a trip that commences after the original scheduled duty out time.

2.   An air return will be credited one
(1) unit of pay. If the air return segment later cancels, the pilot will be credited with the greater of the pay credit pursuant to paragraph K.1.a.b. or the pay credit for the air return.

3.   A gate return will receive no pay credit.

4. If there is an in-flight diversion, the pilot will be credited with the unit value from the city of origin to the diversion city plus the unit value from the diversion city to the destination.

5.   If a pilot must drop time due to a
Company assigned trip(s) that creates an illegality, the pilot will be pay protected provided that he flies all legal portions of the trip(s). Time lost as a result of voluntary schedule changes by the pilot, such as trades and picking up open time, will not be pay protected.

L.   Line Check Airmen

A line check airman will be credited with an additional ten percent (10) override.

M.   Proficiency Check Airmen

1.   A proficiency check airman who is
available for an entire bid period will receive a minimum bid period guarantee of 94.5 units. The minimum bid period guarantee will be prorated for periods of unavailability.

2.   A proficiency check airman will be
assigned by the Company to a schedule consisting of sixteen days of work. A proficiency check airman who performs additional assigned work on days other than the sixteen days assigned by the Company will be paid for such work above his guarantee.

N.   Duty Hour Pay

A pilot will be credited with the greater of his flight pay credit for units flown in any duty period or duty hour pay equal to one unit for every two hours of duty in the duty period.

SECTION 6 SCHEDULING

A.   Association Scheduling Committee
The Company and the Association Scheduling
Committee will meet periodically at the
request of the Scheduling Committee Chairman or the Vice President- Operations to discuss scheduling issues.

B.   Preparation of Bid Package

1.   Line Construction

a. The Company will construct regular lines and buildup/reserve lines.

b.   Regular lines shall contain
trips for an aircraft-type and domicile of the line being constructed and days off.

c.   Buildup/reserve lines will be blank when posted.

d.   The Company may withhold up to five
percent (5%) of the available time for its own use (e.g., for training and for management flying).

2.   The bid package will contain the
following information:

a.   Date issued;

b.   Bidding deadlines;

c.   General information

(1) Recurrent ground training information, including pilots who are in their prior, grace or due month;

(2)  Awarded vacation by position and name;

(3)  Hotel information;

(4)  Crew Scheduling telephone number(s) and
designated fax number(s);

d. The Company and the VAPA Scheduling Committee will mutually agree upon other appropriate information to be included in the bid package.

C.   Bidding of Lines

1.   Eligibility to Bid

a.   A line may be bid by a pilot who is
currently qualified and available to fly at least fifty percent
(50%) of the month.  A pilot who has
vacation for more than fifty percent
(50%) of a month may bid a line if he is otherwise eligible to bid.

b.   A pilot who is not eligible to bid a
line pursuant to paragraph C.1.a., above, shall, as soon as possible after becoming available, coordinate his return to duty with Crew Scheduling and will be assigned a buildup or reserve line with prorated minimum days off.

2.   A pilot will bid for a line on the
designated bid form.  Bid
forms shall be signed and submitted to
Crew Scheduling:

a.   By placement in designated containers.

b.   By faxing to a designated fax machine(s). The
Company shall not be responsible for fax errors or problems.

c.   By hand delivery to Crew Scheduling.

d.   By electronic message, should that method be made available.

e. By any other method agreed upon by the Company and the Association Chairman.

3. The burden of bidding will be solely upon the pilot.If a pilot does not properly submit a bid form or his bid form does not have sufficient choices, he will be assigned a line by the Company after all other pilots have been awarded their lines.

4.   Line check airmen will bid a line with
other pilots. The first officer line associated with the right seat of each line awarded to a line check airman may not be awarded to another pilot. If the associated first officer line is not awarded to another pilot, it will be used for training or will be placed into open time.

D.   Initial Bid

1. The Bid Package will be made available to pilots by 1200 hours local time on the 8th of each month.

2. A pilot must bid by 1200 hours local time on the 14th of each month.

3. All lines shall be awarded in accordance with pilot bids in seniority order.

4. The results of the award shall be available by 1200 hours local time on the 15th of each month.

E.   Transition Award

After the close of the initial bid, the
transition award will be completed as follows:

1.   Pilots with Month-to-Month Conflicts

A pilot whose schedule for the
current month conflicts with his schedule for the ensuing month will have the trip, or conflicting portions of the trip, in the ensuing month dropped from his line into open time.

2.   Pilots with Vacation
A pilot whose schedule for the ensuing
month conflicts with his vacation shall
have each trip(s) or portion(s) of a
trip(s) that conflicts with his vacation dropped into open time.

3.   Pilots with Training

a.   A pilot in his prior, due
or grace month may be assigned to a
proficiency check and/or other recurrent training schedule. Any conflicting trip(s) or portion(s) of a trip(s) will be dropped into open time.

b.   A pilot whose schedule for
the ensuing month conflicts with training shall have each trip(s), or portion(s) of a trip(s), that conflicts with training dropped into open time.

4.   Other Known Authorized Unavailability

A pilot whose schedule for the ensuing
month conflicts with any other known
authorized unavailability shall have
trip(s) or portions of trip(s) that
conflict with such unavailability dropped into open time.

5.   When making adjustments
pursuant to this paragraph E.
for FAR 121.471(a)(3) (30 in 7), Crew
Scheduling may drop a trip, or portion
thereof, in anticipation of such
regulatory conflict if the trip, or
portion thereof, schedules the pilot for more than 27.5 hours, block-to-block, in seven (7) consecutive calendar days.

6.   When making adjustments
pursuant to this paragraph E.
for FAR 121.471(a)(2) (100 in a month),
Crew Scheduling may drop a trip, or
portion thereof, in anticipation of such regulatory conflict if the trip, or portion thereof, schedules a pilot for more than 97.5 hours, block-to-block, in a calendar month.

7.   The completed transition award
will be made available by 1200 hours
local time on the 19th of each month.

8.   If a pilot's line value is
decreased below the original
posted value as a result of the
transition award, the Company may assign additional flying to such pilot, but such additional flying cannot result in more than one (1) additional scheduled duty day in the month for the affected pilot.

F.   Initial Open Time Trades

1.   Initial open time is the open
time that is available
after the construction of the regular
lines plus the time dropped in the
preparation of the transition award
pursuant to paragraph E., above, but not including any open time that may be withheld pursuant to paragraph B.1.d., above.

2.   The Company will post available initial
open time by 1200 hours local time on the 19th of each month.

3.   Regular line holders may
request to trade with initial
open time by submitting a bid on the
designated form or by any other method
mutually agreed upon by the Company and
the Association Chairman.  Such request
must be submitted by 1200 hours local
time on the 22nd of each month.

4.   Initial open time trades will
not normally be granted
if the requested trade(s):

a.   reduces the pilot's line
value more than four (4) units.

b.   reduces the pilot's line
value below the minimum monthly
guarantee.

c.   Increases the pilot's line value more than six (6) units.

d.   lowers the pilot's
scheduled number of duty days by more
than one (1).

5.   The limitations contained in
paragraph F.4., above, are
to be applied to the total net change for all requested initial open time trades.
The limitations may be waived by the
Company.

6.   Initial open time
trades will be awarded in the following
order provided that the award of such
time does not conflict with FARs or any
other provision of this Agreement or, if after July 1 in any calendar year, create a projection to exceed annual flight time limitations:

a.   Award additional flying to
bidders in seniority order whose total remaining line value is lower than their original line value.

b.   Award to remaining bidders in seniority order.

7.   When processing initial open
time affected by FAR
121.471(a)(3) (30 in 7), Crew Scheduling
may decline to award or assign initial
open time if such award or assignment
schedules a pilot for more than 27.5
hours, block-to-block, in seven (7)
consecutive calendar days.

8.   When processing initial open
time affected by FAR
121.471(a)(2) (100 in a month), Crew
Scheduling may decline to award or assign initial open time if such award or assignment schedules a pilot for more than 97.5 hours, block-to-block, in a calendar month.

     9.   Initial open time awards and
assignments will be made
available by 1200 hours local time on the 23rd of the month.

G.   Construction of Buildup and Reserve Lines

1.   Buildup lines shall be
constructed by adding trip(s) and days off.

2.   Reserve lines shall be
constructed containing periods
of availability and days off.

H.   Secondary Bid for Buildup/Reserve Lines

1. The Company will post constructed buildup and reserve lines for bid by pilots who were awarded buildup/reserve lines in the initial bid award by 1200 hours local time on the 23rd of the month.

2.   Buildup/reserve line award
holders will submit a bid on
the designated form by 1200 hours local
time on the 25th of the month.

3.   The Company will award buildup
and reserve lines by
1200 hours local time on the 26th of the month.

4.   The burden of bidding will be
solely upon the pilot.
If a pilot does not properly submit a bid form or his bid form does not have sufficient choices, he will be assigned a line by the Company after all other buildup and reserve pilots have been awarded their lines.

I.   Initial Open Time Bid

1.   Concurrently with posting the
buildup/reserve lines for
bid, the Company will post available
initial open time, i.e., open time that
remains available after the construction of the buildup and reserve lines, but not including any open time that may be withheld pursuant to paragraph B.1.d., above.

2.   Bids for initial open time will
be submitted on the
designated form by 1200 hours local time on the 26th day of the month.

3.   The Company will award bids for
initial open time in seniority order.

4.   When processing initial open
time affected by FAR
121.471(a)(3) (30 in 7), Crew Scheduling
may decline to award initial open time if such award schedules a pilot for more than 27.5 hours, block-to-block, in seven
(7) consecutive calendar days.

5.   When processing initial open
time affected by FAR
121.471(a)(2) (100 in a month), Crew
Scheduling may decline to award initial
open time if such award schedules a pilot for more than 97.5 hours, block-toblock, in a calendar month.

6.   Initial open time bids will be
awarded provided that
the award of such time does not conflict with FARs or any other provision of this Agreement or, if after July 1 in any calendar year, create a projection to exceed annual flight time limitations.

7.   Awards for initial open time
will be made available by
1200 hours local time on the 28th day of the month.

 J.   Final Schedules

The Final Schedules shall be posted in
the crew lounge in each domicile and by
any other method mutually agreeable to
the Company and the Association Chairman.

K.   Open Time

1.   Posting and Bidding

a.   Open time shall include charters,
flying not included in the lines, flying remaining uncovered and all additional flying that becomes available throughout the month.

b.   The Company will post an open time
list by 0800 each day.

c.   A pilot desiring to pick up or trade
for specific open time trips posted for bid shall submit a written bid on the designated bid form. A pilot who has submitted a bid for open time may withdraw the bid at any time before it is awarded if another bid for that trip remains on file.

2.   The Company shall have discretion to
grant or deny a trade with open time.

3.   Bids to pick up open time shall
be awarded or assigned,
at the Company's discretion, as follows:

a.   At any time up to seventy-
two (72) hours before
the scheduled departure, a trip may be
awarded to a voluntary bidder.

b.   Within seventy-two (72)
hours before the scheduled
departure, the Company may:

(1)   assign the trip to a reserve pilot; or

(2)  assign the trip to a pilot by rescheduling him; or

(3) Award the trip to any other pilot, on a firstcome, first-served basis, who has volunteered for open time within the seventy-two (72) hour limit;
or

(4)  Assign the trip to a supervisory pilot; or

(5) Assign the trip to the most junior available pilot in position in domicile in reverse order of seniority, except, if none are available, then the most junior available captain in that aircraft type in domicile; or

(6)  Assign the trip to
the most junior available pilot in
category system wide in reverse order of seniority, except, if none are available, then the most junior available captain in that aircraft type in the system, or

(7)  Assign the trip for
use by the Training Department for OE
and/or other training purposes.

4.   When processing open time
affected by FAR 121.471(a)(3)
(30 in 7), Crew Scheduling may not award or assign such open time if such award or assignment schedules a pilot for more than 27.5 hours, block-to-block, in seven
(7) consecutive calendar days.

5.   When processing open time affected
by 121.471 (a)(2) (100 in a month), Crew Scheduling may not award or assign such open time if such award or assignment schedules a pilot for more than 97.5 hours, block-toblock, in a calendar month.

L.   Mutual Trades

Mutual trades with other pilots for
trips, or portions of trips, days off, or reserve days will be subject to the following:

1.   Requests for mutual trades must be
submitted in writing to Crew Scheduling at least forty-eight (48) hours prior to the first scheduled departure of the trip or, in the case of reserve day trades, at least forty-eight (48) hours prior to the beginning of the first reserve day involved in the trade.

2.   Reserve days may be traded with
Company approval for an
equal number of reserve days (but not for trips or portions thereof) provided that the approval of such trade would not diminish reserve coverage.

3.   Trades must not conflict with FARs,
or any other provisions
of this Agreement, or, if after July l in any calendar year, create a projection to exceed annual flight time limitations.

4.   When processing mutual trades
affected by FAR 121.471(a)(3) (30 in 7), Crew Scheduling may decline to approve a trade if it schedules a pilot for more than 27.5 hours, block-toblock, in seven (7)
consecutive calendar days.

5.   When processing mutual trades
affected by FAR 121.471(a)(2)
(100 in a month), Crew Scheduling may
decline to approve a trade if it
schedules a pilot for more than 97.5
hours, block-to-block, in a calendar
month.

6.   Pilots in different domiciles may
trade trips. However, the
Company will not be required to assume
any of the costs associated with such
trades, such as transportation,
deadheading, lodging, etc.

     7.   A pilot is responsible for
his original trip or reserve
day until his trade request has been
approved. Trades are approved when the
pilot obtains confirmation from Crew
Scheduling.

8.   Trips traded do not have to be of
equal value. However, a
pilot who loses time because of a trip
trade shall have his guarantee adjusted downward by the same amount.

9. The Company may waive the limitations of paragraphs L.1-6, above.

10.  The Company will not be
required to assume additional costs
associated with trades such as
transportation, deadheading, lodging,
etc.

M.   Rescheduling

1.   Pilots may be rescheduled to
meet the needs of the Company.

2.   If a regular or buildup pilot
has been removed from a
trip(s), or a portion of a trip(s), and
Crew Scheduling has no flight assignment for the pilot, he may be placed on reserve or released. If placed on reserve, the pilot's on call period will end at his previously scheduled release time, although if given a flight assignment before his release, such assignment may extend beyond his previously scheduled release time.

N.   Reserve Duty

1.   Reserve Days Off

a.   Flying Into A Day Off

(1)  When a flight to
which a reserve pilot is scheduled,
rescheduled or assigned returns to his
domicile after 0300 local time on a day
off, that day off will be moved to a
later reserve day in the month.  The
selection of the substitute day off will be by mutual agreement between the pilot and Crew Scheduling.

(2)  If there are no remaining reserve
days in the month, or if the pilot and
Crew Scheduling cannot agree upon a
substitute day off, the pilot will be
credited with 4.17 units in the current
month.

(3)  The original day off will become a
reserve day; i.e., the Company may
continue to use the reserve pilot (for a flight assignment or as an on-call reserve) and/or may place the pilot in rest and assign an on-call period for later in the day.

b.   The Company may move reserve days.

(1)  A pilot holding a reserve line may
designate in writing no later than 1200
hours local time on the 28th of the
preceding month a block of up to three
(3) consecutive days off that are not
subject to movement by the Company.

(2)  When the Company moves a day off,
the former day off must be either
immediately before or immediately after a reserve period.

(3)  The selection of the substitute day
off will be by mutual agreement between
the pilot and Crew Scheduling. If there are no remaining reserve days in the month, or if the pilot and Crew
Scheduling cannot agree upon a substitute day off, the pilot will be credited with
4.17 units in the current month.

c.   A pilot holding a reserve line will
not be junior assigned pursuant to Sections 6.K.3.b.(5)-(6).

2.   Reserve Days On

a.   A reserve pilot may be assigned to
perform duty between 0001 on the first day of his reserve period and ending at 2400 on the last day of his reserve period. A reserve period is one or more consecutive days of reserve.

b.   Reserve duty day shall start at the
beginning of the assigned on-call period.

c.   A pilot may be assigned duty prior
to the end of his reserve
on-call duty period that will extend
beyond or commence after the end of his
reserve on-call duty period.

d.   The Company may reschedule
reserve duty periods.

3.   Call out

a.   Except for airport reserves, a pilot
on reserve will be notified of his assignment at least two hours (2:00) before his required report time (measured from the initial call from Crew Scheduling), but a reserve pilot will use his best efforts to report earlier when requested.

b.   A pilot on reserve is
responsible for providing
Crew Scheduling with a telephone number
where he may be contacted.  Such number
may be a telephone, a pager or a cell
phone number.  The reserve pilot is
responsible for maintaining the telephone or paging device in good operating order and for being within contact range.

c.   Once Crew Scheduling
places a call to a reserve
pilot's contact number, the reserve pilot shall call back no later than fifteen
(15) minutes after the call from Crew
Scheduling. Such time shall be included in the reserve pilot's minimum notification time provided for in paragraph N.3.a., above.

4.   A reserve pilot may bid for and be
awarded open time at the Company's discretion.

5.   Airport Reserve

a.   A pilot assigned to airport reserve
will be capable of performing an
immediate assignment at the assigned
airport.

b.   The period of airport
reserve will be either eight (8) or six (6) hours on call per shift, at Company discretion.

c.   A pilot assigned to
airport reserve will begin his duty period at report.

d.   If a pilot assigned to airport reserve
is not assigned a trip during his on call period, he will be released to rest at the end of his on call period. Once assigned, a trip may begin or extend beyond the airport reserve pilot's on call period.

6.   General

a.   A reserve who completes a duty
assignment before the end of his reserve on-call period will remain subject to call out until the end of his reserve on-call period unless released by the Company.

O.   Duplicate Trips

If two or more regular lineholders
are scheduled to fly the same trip on the same day, the senior pilot will have the choice of whether to remain on the trip, unless the trip is scheduled to be flown on a different aircraft-type. The pilot removed from the trip shall be placed on reserve, assigned an alternate trip(s) or released and will be credited with the greater of the scheduled value of the original trip, or what he flies.

P.   Displacements

When a pilot is displaced from his
trip(s) or portion thereof by a
supervisory or training pilot, or to
accommodate training, he will be placed
on reserve and will be credited with the greater of the scheduled value of the original trip(s) or with what he flies.
Any trip(s) assigned to such a pilot
while on reserve will not be scheduled on a pilot's scheduled days off.

Q.   In unusual circumstances, if it is
necessary to make
substantial changes to some or all of the awarded schedule, the Company will offer to meet with the Association Chairman, or his designated representative, to discuss such changes.

R.   A pilot cannot pick up open time or
accept a trade that
conflicts with another assignment without the express written agreement of the Company.

SECTION 7 FILLING OF VACANCIES AND REDUCTION IN FORCE

A.    Staffing
Staffing needs will be determined by the Company and met through a combination of permanent and temporary positions.

B.  Permanent Positions

1.   A permanent position vacancy
shall be filled when a
position is anticipated to exist for more than three (3) months.

2.   A permanent position shall be
awarded to each pilot who
is not on furlough.

C.   Temporary Positions

1.   A temporary position is a position
anticipated to exist for three (3) months or less.

2.   Temporary positions will be
identified in the monthly
bid package and shall be awarded in order of seniority among available currently qualified bidders. The bid package shall identify the positions from which bids will be accepted. If there are insufficient available currently qualified bidders, the temporary positions will be assigned to available currently qualified pilots in inverse seniority order. Should a temporary position become available after the bid package publication, but before the Final
Schedule, it may be filled by available
currently qualified reserve pilots in the domicile and, if there are no available currently qualified reserve pilots in the domicile, then it may be filled by available currently qualified reserve pilots from another domicile.

3.   A pilot holding a temporary
position will bid a monthly
schedule in his temporary position in
accordance with his seniority.

4.   A pilot assigned to a temporary
position at a domicile
other than his permanent domicile, will
be paid per diem expenses in accordance
with Section 8.A.

5.   A pilot assigned to a temporary
position at a domicile
other than his permanent domicile will be provided with lodging in accordance with
Section 8.B.

D.   Standing Bid Form
     1.   A pilot shall have on file with
the Company a completed
standing bid form on which a pilot may
indicate his desired order of preference for positions in descending order. A pilot may inspect his standing bid form at any reasonable time during regular office hours.

     2.   A pilot may change his standing
bid form at any time.
Changed forms shall be signed and dated
and submitted to the Chief Pilot's
Office.

     3.   If a pilot does not have a
standing bid form on file or
his standing bid form does not indicate
sufficient choices, he shall be
considered to be bidding for his current position. If his seniority no longer entitles him to such position, the Company may assign such pilot to a position.

     4.   Standing bid forms are
effective upon
receipt by the
Company. A pilot's standing bid form on file shall be canceled when he submits a new standing bid form.

E.     Position
Notices
     1.   Position Notices shall be
numbered
consecutively using
a numbering system indicating the year
and notice number, e.g., 99-01, 99-02,
etc.
2.   A Position Notice will remain posted
for at
least
fourteen (14) days and shall include the following: a. The number of vacancies and/or reductions by position.
b.   The anticipated effective date of
the position
and/or reduction.
          c.   A deadline date for bid
closing.
3.   A Position Notice may be cancelled
or amended at
any
time.
     4.   The Final Award Sheet shall be
posted no
later than ten
(10) days after the bid closing date.
5.   A Final Award may be cancelled at
any time.
6.   Where the need to fill a position or
for a
reduction is due to emergency, strikes,
acts of God or other causes beyond the
control of the Company, the time limits
set forth in this Section may be altered as necessary by the Company.

7.   A new hire pilot will be assigned a
position.
F.   Awarding Positions
     1.   The awarding of vacancies
and/or reductions
will be
determined from the standing bid forms on file at the time of the closing, using seniority or inverse seniority order as applicable.
     2.   A pilot who cannot hold his
permanent
position is
considered displaced.  No pilot may be
displaced by a pilot who is junior to
him.  A displaced pilot, by order of
seniority, shall be afforded the
following options:
          a.   Captains and first
officers may
displace:
               (1)  the most junior pilot
in the same category in the system, or,
if unavailable;
               (2)  a more junior pilot
in the same status in another aircraft-
type in the current
domicile, or, if unavailable;
               (3)  the most junior pilot
in the same status in another aircraft-
type in the system.
          b.   Alternatively, captains
may displace:
               (1)  the most junior pilot
in a lower status in the same aircraft-
type in the same domicile or, if
unavailable;
               (2)  the most junior pilot
in a lower status in another aircraft-
type in the system.
               3.   Notwithstanding the
options provided in paragraph 2., above, the Company may assign any displaced pilot to a lower status in the same aircraft-type, or into a status and aircrafttype for which the pilot has previously been initially qualified. If such assignment occurs, the pilot will be paid according to the status and aircraft-type to which his seniority entitles him.
     4.   If there are insufficient
bidders, a vacant
position(s)
will be filled by assignment in inverse
seniority order.

     5.   Training Freeze.

          a.   A pilot who is within
thirty (30) days of starting
initial, upgrade or transition training
will be frozen for eighteen (18) months
from initial qualification in his new
position, or, if he fails to successfully complete the training, he will be precluded from bidding for any other position that requires training for twenty-one (21) months from the date that he is notified in writing that he is removed from training.

          b.   The Company may waive a freeze.

    6.   Seniority notwithstanding, the
Company may:

          a.   Bypass a captain bidding
for a category with a lower hourly rate of pay.

          b.   Bypass a pilot for a
captain position and award it
in seniority order to a first officer who was previously initially qualified in such position but was displaced from it within the immediately preceding six (6) months, provided that the pilot has bid for such position.

          c.   Bypass a pilot on leave of
absence unless such
pilot provides a written statement to the Company at least five (5) days before such position is awarded that he will return from the leave of absence on or before the date when any required training commences for such position, or, if no training is required, on or before the position's effective date.

          d.   Bypass a first officer for
upgrade to captain who
does not meet the following minimum
requirements:

        (1)  ATP written passed.

        (2)  Current First Class Medical Certificate.

        (3)   1000 hours in type at the Company.

          e.   Bypass a first officer for
a position in the same
status in a different aircraft type.

          f.   If there are no
appropriate candidates for
upgrade, the Company may hire qualified
pilots for placement directly into a
captain vacancy. A pilot hired directly
into a captain vacancy will not be
awarded a first officer position if there is a furloughed senior pilot who has not been offered recall from furlough.

          g.   The Company may waive the
requirements of Sections 7.F.6.a-e.

G.   Opening of Domiciles

     1.   The Company shall give at least
thirty (30) days notice
before opening a new domicile.

     2.   A pilot who is awarded or
assigned a permanent position
in a different domicile will be given at least three (3) days from the date of the posting of the Final Award Sheet in which to report.

SECTION 8  TRAVEL EXPENSES

A.   Per Diem

A pilot will receive a meal expense
allowance of $30.00 per overnight layover that involves two duty periods separated by a legal rest break away from domicile.
In addition, a pilot will receive a meal expense allowance of $30.00 for a stand-up overnight that includes a scheduled sit time of six (6) or more hours at an outstation.

B.   Lodging

1.   The Company will provide lodging at
all stations where
pilots overnight during line operations
for required rest away from their
domicile. The Company will consider the suggestions of the VAPA Hotel Committee with respect to overnight lodging. The
Company will use the following guidelines when selecting hotels. The parties recognize that deviations from these guidelines may occur.

     a.   Hotels will have interior
entrances to rooms;

     b.   Hotels will provide in-room
wake up services (phone and
clock);

     c.   Hotel rooms will be cleaned
daily, sheets changed with
every crew change, and will be free from insects and rodents. If not, another room will be provided;

     d.   An ironing board and iron
will be available;

     e.   Pilots in the same crew will
be assigned rooms on the
same floor;

     f.   Food services will be located
within a reasonable proximity;

     g.   Hotels should have exercise
facilities on site or by
agreement with a local establishment;

     h.   Pilots will not be required
to leave a credit card to
get local phone service.  The Company
will use its best efforts to have local
telephone access charges waived by the
lodging provider.

2.   All additional charges for room
service, restaurant, pay
television, telephone toll charges and
other incidental expenses shall be the
responsibility of the pilot.  Such
charges shall be cleared when the pilot
checks out of the lodging.

3.   The Company will provide
transportation between the airport
and the lodging facility for pilots on
layover.

SECTION 9  MOVING EXPENSES

A.   The Company will pay moving expenses
as set forth below when
a pilot is required by the Company to
move his principle residence to a new
domicile location. Such requirement must be stated in writing by the Vice
President-Operations.

B.   A pilot who is eligible for Company-
paid moving expenses may
elect to have his move paid from a
location other than the domicile from
which he is being transferred to any
location within seventy-five (75) miles
of the location to which the pilot
is required to move by the Company.
However, the Company's responsibility
shall not exceed the cost of moving the
pilot from his former domicile to the
location to which he is required to move.
This cost restriction will not apply to
pilots on the seniority list on the date this Agreement is signed.

C.   The Company will not pay the moving
expenses for a new hire pilot to his initial assignment or award unless the Company requires the pilot to move his principle residence to that location.

D.   In those circumstances stated above
where a pilot's move is at Company expense, the following charges will be paid by the Company.

1.   Transportation charges for up to,
but not exceeding,
13,500 pounds of personal household
goods.

2.   Transportation of two (2)
automobiles at the
rate of $.20 per mile by the most direct AAA routing.

 3.   Meal expenses at the per diem rate set
forth above and reasonable lodging
expenses comparable to that used on
scheduled overnights while en route to
the new domicile and for up to three (3) days following arrival at the new domicile, or until arrival of household effects, whichever comes first. One (1) night en route shall be allowed by the most direct AAA routing for each 400 miles, or portion thereof, in excess of the first 400 miles.

E.   Moving expenses will be paid only
for eligible moves that occur within one hundred eighty (180) days following the pilot's required move to his new domicile. It is the pilot's responsibility to contact the moving company approved and specified by the Company. If no moving company is specified, the pilot must obtain two bids from different carriers and submit them to the Company for approval. The pilot is responsible for scheduling the move.
The pilot will not pay the carrier.
Credit arrangements will be made, and the Company will be billed. The pilot will reimburse the Company for charges in excess of covered charges.

SECTION 10 VACATIONS

A.  Vacation Accrual

     1.   Vacation credit shall be
accrued and earned for months of active
service at the following rates in
accordance with a pilot's longevity:

               Years          Accrual
               1-5            1.167 days per month
               6+             1.75 days per month

     2.   Vacation will be taken in the
following calendar year.

3.   Vacation accrual is based only on
active service, unless otherwise stated.

     4.   For purposes of this Section,
fifteen (15) or more days of active service shall constitute a full month of service.

B.   Vacation Pay

Vacation will be credited at the rate of twenty (20) units per vacation week or
2.86 units per day, as appropriate.  A
pilot holding a reserve line when he
takes vacation will be credited with
twenty (20) units per vacation week or
2.86 units per day,
as appropriate, plus a prorated reserve
minimum bid period guarantee.

C.   The Bidding Process

               1.   No later than
October 1 of each year, the Company
will publish a list showing the
projected number of vacation days that
will be accrued by each pilot as of
December 31.  If a discrepancy is
noted, a pilot should notify the
Company in writing within fourteen (14)
days.

     2.   No later than October 15 of
each year, the Company will
post a vacation bid package, by
position, covering the ensuing calendar
year. A vacation period will consist of seven (7) days commencing on a Monday and ending on a Sunday.

     3.   Each pilot shall bid the
number of days of vacation he
is projected to have accrued as of
December 31 of that year in seven (7)
day periods.   In order to be awarded
two consecutive vacation periods, a
pilot's seniority must be sufficient to
hold each period.

     4.   Annual vacation bids will close
on November 15.  Pilot
vacation awards will be granted in
seniority order and with respect to the
position a pilot holds on November 1.
After awarding vacation bids, the
Company shall place all published, but
unawarded, periods, into open monthly
vacation.  Annual vacation bid awards
will be published on December 1.

     5.   A pilot who does not bid a
vacation or does not bid a
vacation period(s) he can hold will be
assigned a vacation period(s) by the
Company after all other vacation bids
have been awarded.

     6.   After the Company makes the
monthly final bid award,
the Company and a pilot may agree to
slide a pilot's vacation forward or
backward to integrate the pilot's awarded vacation with his bid schedule.

     7.   The Company will remove trips
that conflict with a
pilot's vacation from a pilot's awarded
line.  The Company may remove partial
trips at the beginning or end of a
pilot's vacation.  The Company may
substitute a different trip(s) for trips that affect the beginning or end of a pilot's vacation, but such trip(s) cannot interfere with the pilot's scheduled day(s) off without the pilot's consent.

D.   Vacation Cancellation

     1.   Before any vacations are
canceled, the Company will ask
for volunteers who are willing to change their vacation. If there are not enough volunteers, pilot vacations will be canceled in reverse order of seniority by status, equipment and domicile.

2.   If a pilot's vacation is canceled,
he will have the following choices:

a.   Choose a vacation period, in
seniority order, from vacation periods
available or made available in the
remainder of the same calendar year.

b.   If no vacation period is
available, the pilot may elect to have
the canceled vacation time added to his
next year's vacation or sell the vacation back to the Company at the status he held at the time the vacation was originally scheduled to be taken. A pilot who elects to sell his vacation will be paid over and above any other pay received for that bid period.

E.   Bid Changes

     1.   Position Changes

A pilot who changes position pursuant to
Section 7 will keep his annual vacation
award, provided the awarded period(s) is available in open vacation in the new position. If the same period(s) is not available in the new position, the pilot shall bid for a vacation period(s) of his choice from open vacation in the new position during the remaining calendar year. If there is no open vacation in his position the pilot may 1) carry over the vacation to the next year, or 2) receive vacation pay in lieu of rescheduling or postponing such vacation.

     2.   Awarded or Assigned Training

a.   Training to Maintain Current
Qualification Training that is required
for the maintenance of a pilot's current qualification (e.g., proficiency checks, recurrent training or other required special training) will not be scheduled to conflict with a pilot's vacation.

b.   Training Other Than to Maintain
Current Qualification
If a pilot is scheduled for training (for other than to maintain current qualification) that conflicts with his vacation, he shall rebid such vacation from open vacation in his position, unless he and the Company mutually agree that he will take the vacation.
If there is no open vacation in his
position the pilot may, at his option, 1) postpone the vacation to the next year, or 2) receive vacation pay in lieu of rescheduling such vacation.

3.   A pilot may request that the Company
buy back his vacation.

     4.   A pilot may request to carry
over some or all of his scheduled vacation.

F.   Vacation Trades

     1.   Vacation periods that become
available due to
resignations, terminations, leaves of
absence, position changes or trades with open vacation will be placed in open vacation and made available for bid or trade by pilots in the same position unless the Company anticipates that it will be necessary to postpone vacations in those periods. A trade with open vacation must include picking up an available period(s) in the same calendar year in exchange for the vacation period(s) placed in open vacation.

     2.   A pilot may not bid or trade
for a vacation period
that, if awarded, would create a conflict with his previously scheduled training or for a vacation period in which the Company is postponing vacation for that pilot's position.

     3.   Pilots in the same status,
equipment and domicile may
trade vacations with written notice to
Crew Scheduling.

     4.   Vacation trades must be
complete before the bid package
for any affected bid period is published.
Thereafter, vacation trades require the
agreement of the Company.

G.   General

     1.   A pilot who resigns with at
least (14) days notice,
retires, is discharged for just cause or is furloughed, and the estates of deceased pilots shall be paid for unused earned and accrued vacation at his then-current rate of pay. A pilot who gives fourteen (14) days notice of resignation will be paid for unused vested and accrued vacation provided he completes his schedule as it existed on the date of notice (i.e. he does not call in sick or otherwise not be available on any day of such period). If such pilot calls in sick or is otherwise unavailable during his notice period, the value of the flying that he fails to perform will be deducted from his vacation payout.

SECTION 11  SICK LEAVE

A.   Accrual

     1.   After a pilot has achieved six
(6) months of active
service as a pilot with the Company, he
will be credited with twenty (20) units
of sick leave credit. Thereafter, a pilot will accrue 3.34 units of sick leave credit on the first of each month for the previous month's active service, provided the pilot was available for at least fifteen (15) days in that month.

     2.   The maximum sick leave accrual
will be two hundred and
twenty-five (225) units.

B.   Pay and Usage

     1.   A pilot who is unable to fly a
scheduled trip(s) as a
result of illness or injury will be
credited with the value of the trip(s)
missed on the day(s) that he was
unavailable because he was ill or injured and will have the same value deducted from his sick leave credit, beginning with the second consecutive day of sick leave.

     2.   A pilot who has a reserve day
who is unable to perform
assigned duty as a result of illness or
injury will be credited with    4.17
units and will have the same value
deducted from his
sick leave credit, beginning with the
second consecutive day of sick leave.

     3.   A pilot who does not bid a
line, or have a schedule for
a month, and who is ill or injured will
be credited for monthly guarantee and
have such hours deducted from his sick
leave credit.

     4.   A pilot who is unable to work
as a result of illness or
injury who does not have sick leave
credit or who exhausts sick leave credit shall be transferred to a medical leave of absence pursuant to Section 12. A pilot who takes leave for his illness or injury under the Family and Medical Leave
Act after exhausting sick leave may be
required by the Company to use any
accrued vacation credit as permitted
under the Act.

     5.   A pilot who is able to return
to work from sick leave
shall notify Crew Scheduling of his
availability as soon as possible and
shall coordinate his return to duty with Crew Scheduling. Crew Scheduling will return the pilot to his scheduled trip, assign him another trip, place the pilot on reserve or release the pilot until his next scheduled trip. If a pilot is placed on reserve or assigned another trip, neither the reserve on call period nor the alternative trip will be scheduled to extend into a scheduled day off without the pilot's consent.

     6.   If a pilot is returned to his
original trip, he shall
be credited pursuant to Section 5 for the remainder of the trip. If he is assigned to a different trip, he shall be credited for the new trip pursuant to Section 5.
If he is assigned to reserve, he shall be paid pursuant to Section 5. If the pilot is not returned to his original trip, assigned a different trip, or assigned to reserve, he shall be on day(s) off.

C.   General

     1.   A pilot who is unable to report
for an assignment as a
result of illness or injury, shall call
Crew Scheduling as soon as possible. If a pilot reasonably believes that he will be unable to report for an early morning departure, he should, whenever possible, contact Crew Scheduling the night before.

     2.   If a pilot calls in sick within
two (2) hours of his
scheduled report time, he may be deemed
to be a no show for such assignment.

     3.   A pilot who is on sick leave
shall call in daily.  This
requirement may be waived by the Chief
Pilot on an individual basis.

     4.   A pilot on sick or medical
leave is not eligible for
non-revenue travel unless approved in
writing by the Chief Pilot.

     5.   A pilot who does not complete
his assigned or awarded
schedule during the notice of resignation period required by Section 10.G.1. as a result of illness or injury will not be paid sick leave.

6.   A pilot who calls in sick may
be required to provide a
physician's note (which may be from a
physician selected by the Company).  If
the Company selects the physician, the
Company will pay the cost of obtaining
the physician's note if such cost is more than the pilot would have otherwise incurred if he had selected the physician. The note will indicate, at a minimum, the date and time that the pilot was personally seen by the physician, the nature and expected duration of the illness or injury and whether the illness or injury prevents the pilot from performing pilot duties. If the Company requires any further information to assess the pilot's fitness for duty, the pilot will cooperate in obtaining or providing such information.

SECTION 12 LEAVES OF ABSENCE

A.   Personal Leave

1.   A pilot, upon written request
specifying the reasons for such leave, may be granted an unpaid personal leave at the Company's discretion. An extension of a personal leave may be requested in writing and may be granted at the Company's discretion.
A request for a personal leave or an
extension of a personal leave will not be considered granted unless it is stated in writing, signed by the Chief Pilot, specifying the starting and ending dates for the leave or extension of the leave.

2.   A pilot may request to return from a
personal leave before its expiration date. Such request will be considered by the Company in light of the needs of the Company.

B.   Medical Leave

1.   A pilot who is unable to perform the
duties to which he is assigned due to illness or injury, and who has exhausted his sick leave benefits shall be placed on an unpaid medical leave. A pilot who has exhausted his sick leave benefits may elect to use his earned and accrued vacation before being placed on a medical leave.

2.   A medical leave shall not exceed a
total continuous period
of thirty-six (36) months without the
written agreement of the Company and the Association.

3.   During the first thirty (30) days of
a medical leave, a
pilot will retain and accrue seniority
and longevity. Thereafter, a pilot will
retain and accrue seniority. A pilot
will not accrue sick leave, vacation or
other benefits while on a medical leave.
A pilot on a medical leave as a result of an on the job injury will accrue insurance benefits, seniority and longevity during the leave.

C.   Military Leave

1.   A pilot who is a member of the Armed
Forces of the United
States, including the United States Coast
Guard, shall be granted an unpaid
military leave in accordance with
applicable law and this Agreement.

2.  Re-employment rights and benefits shall
be in accordance with applicable law.

          a.   A pilot who has entered
the Armed Services of the
United States or any of the military
reserves for active duty, mandatory
training, or service will be
granted a military leave without pay for the duration of such training or service in accordance with the provisions of applicable federal law. The request for this leave should be submitted in writing to the Chief Pilot as far in advance as possible. When possible, the request will include a copy of the official orders. If the orders are not available at the time the pilot makes the request, they should be provided to the Company as soon as practicable.

          b.   The pilot should plan
for military leave and cover
it in the following order:

        (1)  Bid for time off;

               (2)  Swap for time off;

               (3)  Request day off.

     3.   A pilot may elect to receive
earned and accrued
vacation pay for time on military
leave.

D.   Jury Duty Leave

1.   A pilot shall provide the Chief
Pilot with a copy of the
summons or notice of jury duty as soon
as practicable after receipt of such
documents.  A pilot shall concurrently
provide the Company with authorization
to intercede with the appropriate
authorities for the purpose of removing
him from jury duty.

2.   A pilot who is required to serve
on jury duty shall be
granted a leave of absence for that
purpose.

3.   A pilot who is called for jury
duty shall be credited with
the value of the first ten days of
scheduled trips missed as a result of
serving jury duty.  Such jury duty
leave pay shall be offset by any amount
the pilot receives from the court.  The
pilot shall provide the Company, upon
request, with reasonable documentation
regarding the identification of days
spent on jury
duty and pay received for the jury
duty.

4.   Immediately upon release from jury
duty, a pilot shall
notify Crew Scheduling of his
availability for flying status.

5.   A pilot on jury duty leave shall
continue to accrue
seniority, longevity and all benefits as if he had been in active service.

E.   Bereavement Leave

1.   Bereavement leave to attend to
related matters as a result
of a death in the immediate family of
three (3) consecutive days will be
extended to all pilots. For purposes of this Section, the immediate family is defined as the spouse, parents, siblings, children, stepchildren, grandparents, and grandchildren of the pilot, and the parents of the pilot's spouse.

2.   A pilot on bereavement leave will
be credited with the value
of the scheduled trip(s) missed for the
first three (3) scheduled duty days
during such leave.  A pilot on reserve
will continue to receive his reserve
minimum bid period guarantee.

3.   In order to obtain such leave, a
pilot must notify the Chief
Pilot and Crew Scheduling as soon as
possible after learning of the death.
The leave period shall be scheduled so
as to include the day of the funeral.

4.   Additional time requested for
leave will be handled in
accordance with Section 12.A., above. If the request for such additional time is granted, the pilot may elect to receive earned and accrued vacation pay for such time.

F.   Maternity Leave

1.   A pilot who is pregnant will be
granted a maternity
leave in accordance with applicable law.

2.   A pilot shall notify the Company as
soon as practicable upon
confirmation of her pregnancy.  Upon
confirmation of a pregnancy, the pilot
must furnish the Company with a letter
from her physician indicating the
expected due date of the child and her
ability to perform all duties required of her position. A form letter shall be provided by the Company for this purpose and must be signed by the physician.
Upon request, a pilot must provide
periodic recertification by her physician that she can perform all pilot duties.

3.   A pregnant pilot shall be permitted
to continue in active
service until her physician determines
that she is no longer able to perform
pilot duties. The pilot must advise the Company of her physician's recommended leave date as soon as practicable. Any disagreement as to her fitness to continue in service shall be resolved in accordance with Section 17.

4.   A pilot who ceases to perform pilot
duties as a result of
maternity shall be placed on sick leave.
Following exhaustion of sick leave
benefits, the pilot shall be placed on
unpaid medical leave.  A pilot who has
exhausted her sick leave benefits may
elect to use her earned and accrued
vacation before being placed on medical
leave.

5.   A pilot shall return to active
service following termination
of pregnancy on the later of the
expiration of her leave or her
physician's certification of her fitness to return.

 6.   A pilot placed on maternity leave
may request to work
in other jobs she is capable of and
qualified to perform.  If the Company
offers an alternative job, the
compensation, terms and conditions of
that job will be as determined by the
Company.

G.   FMLA Leave

FMLA leave shall be granted in accordance with applicable law.

H.   General

     1.   A pilot's return to active
service will be coordinated
with Flight Operations Administration.
The pilot shall be assigned to the first available training class to qualify the pilot in the status to which he is returning.

2.   During the first thirty (30) days of
a leave of absence, a pilot shall retain and accrue seniority, longevity, vacation and sick leave benefits. Thereafter, except as otherwise provided in this Agreement, or as required by law, and until the end of a leave of absence, a pilot shall retain and accrue seniority, and retain but not accrue longevity, vacation or sick leave credits.

SECTION 13    INSURANCE

Pilots will be entitled to participate
in the insurance benefits that are
available to employees of the Company
generally, and such participation will
be on the same terms as are available
to other employees generally.

SECTION 14  GRIEVANCES

A.   Grievances for Other than Discipline

     1.   A grievance under this Section
is a dispute between the
parties arising out of the interpretation or application of any of the terms of this Agreement. Any pilot or group of pilots, or the Association on behalf of the pilot group, who have a grievance concerning any action of the Company affecting them shall be entitled to have such grievance handled in accordance with this procedure.

     2.   Prior to the filing of a
grievance, the pilot(s) shall
discuss the matter with his Chief Pilot
in an effort to resolve it. The pilot(s) may be accompanied by an elected
Association representative at this
meeting.

     3.   A grievance under this Section
must be submitted to the
Chief Pilot, or his designee, in writing, within thirty (30) days after the grievant or the Association knew or reasonably should have known of the event giving rise to the grievance. A grievance shall contain a reference to the provision(s) of this Agreement alleged to have been breached, a reasonably detailed statement of the facts involved and the relief requested.

     4.   A hearing shall be held by the
Chief Pilot, or his
designee, within fourteen (14) days after he receives the written grievance.
Within fourteen (14) days following the
conclusion of the hearing, the Chief
Pilot, or his designee, will render his
decision in writing either granting or
denying the grievance.  He will furnish
the grievant and the Association a copy
of his decision.

     5.   If the decision of the Chief
Pilot is not satisfactory
to the grievant(s), it may be appealed in writing to the Vice President-Operations, or his designee, within fourteen (14) days after receipt by the Association of the decision.

     6.   A hearing shall be held by the
Vice President- Operations, or his designee, within fourteen (14) days after he receives the written appeal. Within fourteen (14) days following the conclusion of the hearing, the Vice President-Operations, or his designee, will render his decision in writing either granting or denying the appeal. He will furnish the grievant and the Association a copy of his decision.

     7.   If the decision of the Vice
President- Operations is not
satisfactory to the grievant, it may be
appealed by the Chairman of the
Association to the System Board of
Adjustment within thirty (30) days after receipt by the Association of the decision.

B.   Disciplinary Grievances

     1.   Except for a probationary
pilot, a pilot will not be
disciplined without just cause.

     2.   A pilot will be notified in
writing of discipline.  A
pilot so disciplined will be granted a
hearing provided he files a written
grievance with the Chief Pilot, or his
designee, within fourteen (14) days of
the date upon which he receives written
notice of such discipline.

     3.   Such hearing shall be held
before the Chief Pilot, or
his designee, within fourteen (14) days
after he receives the written grievance
from the pilot. The grievant shall have the right to be represented by an Association representative(s).
Such representative shall not interfere
with the conduct of the hearing. Within fourteen (14) days following the conclusion of the hearing, the Chief
Pilot, or his designee, will render his
decision in writing either granting or
denying the grievance.  He will furnish
the grievant and the Association a copy
of his decision.

     4.   If the decision of the Chief
Pilot is not satisfactory
to the grievant(s), it may be appealed in writing to the Vice President-Operations, or his designee, within fourteen (14) days after receipt by the Association of the decision.

5.   A hearing shall be held by the Vice
President- Operations, or his designee, within fourteen (14) days after he receives the written appeal. Within fourteen (14) days following the conclusion of the hearing, the Vice President-Operations, or his designee, will render his decision in writing either granting or denying the appeal. He will furnish the grievant and the Association a copy of his decision.

     6.   If the decision of the Vice
PresidentOperations is not
satisfactory to the grievant, it may be
appealed by the Chairman of the
Association to the System Board of
Adjustment within thirty (30) days after receipt by the Association of the decision.

          7.   If a pilot is held out of
service without pay pending investigation and the pilot is subsequently disciplined, such discipline shall be retroactive to the date of his being held out of service, and if the penalty is a lesser penalty than that incurred during the withholding from service, the pilot shall be made whole for the difference.

C.   General

     1.   If any decision made by the
Company under the
provisions of this Section is not
appealed by the Association within the
time limit prescribed for such appeal,
the decision of the Company shall become final and binding. If the Company fails to hold a hearing or render a decision within the time limit prescribed, the grievance shall be considered denied, and the grievance shall proceed to the System
Board of Adjustment. All time limits in this Section may be extended, in writing, by mutual agreement.

          2.   When it is mutually agreed
that a stenographic report is to be taken of the investigation or hearing, in whole or in part, the cost will be borne equally by both parties to the dispute.
If it is not mutually agreed that a
stenographic report be taken, any
stenographic report taken of such
investigation and hearing made by either of the parties shall be furnished to the other party, upon request, provided that the cost of such stenographic report so requested shall be borne equally by both parties.

          3.   Except as provided in
paragraph B.2., above, all written notification shall be delivered in person, by certified mail, return receipt requested, or by any other expedited method, such as Express Mail, provided that such method documents the sender and the recipient by signature and date.

     4.   The Company may require the
grievant(s) to attend any
hearing held pursuant to this Section.
If the Company requires the grievant(s)
to attend such hearing at a time when the grievant was scheduled to fly, and the grievant(s) loses a trip, or portion of a trip, because of attendance at such hearing, the pilot will be credited with the value of the lost trip, or portion thereof.

     5.   The grievant(s) shall have the
right to be represented
at such hearing by an Association
representative.
The Association may be represented by any person it may choose and designate. Such representative shall not interfere with the conduct of the hearing.

SECTION 15 SYSTEM BOARD OF ADJUSTMENT

A.   General

Pursuant to Section 204, Title II, of the
Railway Labor Act, as amended, a System
Board of Adjustment is established for
the purposes of adjusting and deciding
grievances allowable under the terms of
this Agreement. The Board shall be known as the "Vanguard Pilots' System Board of
Adjustment," hereinafter known as the
"Board."  Grievances appealed to the
Board shall be processed as set forth in this Section.

B.   Composition of the Board

1.   The Board shall consist of four (4)
members who are
employees of the Company and who shall be referred to as "Board Members." Two (2)
Board Members will be appointed by the
Company, and two (2) Board Members will
be appointed by the Association.

     2.   Board Members shall serve until
notice is given by the
party who appointed that Board Member
that a replacement Board Member has been appointed.

     3.   A Board Member from each side
shall serve as Chairman
and Vice Chairman in alternate years with an Association Board Member serving as Chairman during odd numbered years. When an Association Board Member is Chairman, a
Company Board Member shall be Vice
Chairman, and vice versa.  For example,
in 1999, an Association Board Member
would be Chairman and a Company Board
Member would be ViceChairman.  The
Chairman, or in his absence the Vice
Chairman, shall preside at meetings of
the Board and at hearings and shall have a vote in connection with all actions taken by the Board.

C.   Jurisdiction of the Board

The Board shall have jurisdiction over
disputes that are covered under the
terms of this Agreement and that arise
through grievance out of disputed
interpretations or applications of this
Agreement involving any grievant covered by this Agreement. The jurisdiction of the Board shall not extend to proposed changes in hours of employment, rates of compensation or working conditions. It shall have jurisdiction over questions involving discipline, discharge, interpretation, and application of the terms of this Agreement and may provide compensatory awards. The Board shall not consider any grievance that has not been handled in accordance with Section 14 and properly submitted to it by the Chairman of the Association or the Company's Vice
President Operations.  Monetary awards
issued by the Board must be calculated by the Board upon proof of actual damages by the grievant. The Board shall not have authority to award punitive damages. The
Board may retain jurisdiction over a case by majority vote.

D.   Convening the Board

Upon receipt of notice of the submission of a dispute, the parties shall mutually agree upon a date for the hearing of such dispute. The Chairman shall give the necessary notices in writing of such hearing to the Board Members and to the parties.

E.   Board Procedures.

Grievances properly submitted to the
Board shall be acted upon as follows:

1.   Disputes shall be submitted in
writing to the Board
within thirty (30) days following the
decision specified at Sections 14.A.6.
and 14.B.5.  No matter shall be
considered by the Board that has not been handled in accordance with the appeals provisions of this Agreement. Cases shall be heard in the order in which they are appealed to the Board except that cases involving discharge may, by mutual agreement, be advanced ahead of other pending cases.

     2.   The submission to the Board
shall include:

          a.   The grievant's name;

          b.   A statement of the question(s) at
issue;
          c.   A statement of the facts;

          d.   The section(s) of the
Agreement alleged to have been violated;

          e.   The position of the grievant and/or
Association;

          f.   The position of the Company, if known;
and
          g.   The relief requested.

     3.   A majority vote of the Board in
all cases properly
referable to it shall be final and
binding.

 4.   The Board shall render a decision
within thirty (30)
days unless mutually agreed otherwise by the parties.

F.   Board Action

1.   Should a decision not be reached
within thirty (30)
days following the conclusion of a Board hearing, the Board shall be considered deadlocked unless extended by mutual agreement. In such case, the Chairman shall, within five (5) working days, notify the parties in writing that such deadlock exists.

2.   In case of deadlock, the Company and
the Association
shall have thirty (30) days to appoint a neutral arbitrator by mutual agreement to sit with the Board as its Chairman. If the parties are unable to agree upon a neutral arbitrator, the parties shall choose a neutral arbitrator from the following list by alternately striking names.
          a.   Richard I. Bloch

          b.   John E. Dunsford

          c.   Herbert Fishgold

          d.   Lawrence T. Holden

          e.   John La Rocco

          f.   Dennis Nolan

          g.   Anthony Sinicropi

          h.   Nicolas H. Zumas

          i.   Carol Wittenberg

The Association shall strike first in
even numbered years and the Company shall strike first in odd numbered years.
Either party may remove an arbitrator
from the above list in any six (6) month period. Such arbitrator shall be replaced with another arbitrator who is selected by mutual agreement of the parties. A replacement shall be named before any further case appointment is made. Such neutral arbitrators shall be members of the National Academy of Arbitrators and shall have aviation case experience.

     3.   The arbitrator shall be
designated as the Board
Chairman and he or she shall preside
throughout the hearing of the case at
issue.

   4.   Board Members shall be free to
discharge their duties
in an independent manner, and witnesses
shall be free to testify in good faith,
without fear of recrimination by either
party or by other pilots.

G.   General

     1.   Third Party Representation.
A grievant may be represented at Board
hearings by such person(s) as he may
choose and designate, and the Company may be represented by such person(s) as it may choose and designate. If a grievant chooses to be represented in a Board proceeding by a representative other than an Association representative, the grievant shall be responsible for the fee, if any, of such representative of his choosing and for the expenses incurred by such representative, including any expenses or fees attributable to witnesses that such representative calls upon to testify, and the Association and the Company shall not be liable for such fees and expenses. If a grievant will be represented by a representative other than an Association representative, such grievant shall notify the Company of the name, address and telephone number of such representative no later than thirty (30) days before such hearing.

     2.   Witnesses

Either party may call witnesses at any
hearing of the Board. On request of any Board Member, the Board will summon any witness. The number of witnesses summoned at any one time shall not be greater than the number that reasonably can be spared from the operation without interference with the operation of the Company.
Evidence may be presented orally, in
writing, or both. A party shall have the right to file a post hearing brief. A reasonable deadline for filing such briefs may be set by the Board, and the parties may, by mutual agreement, extend such deadline.

     3.   The Board shall meet in the
city where the General
Offices of the Company are located or at any other mutually agreed upon location.

     4.   Expenses

The expenses and reasonable compensation of the neutral arbitrator will be borne equally by the Company and the Association. Each party (i.e., the
Company and the Association) will assume the compensation, travel expense and other expenses of the Board Members selected by that party, the witnesses called by that party and any other personnel required by that party to attend. The Company and the Association shall share equally the cost of facilities and support equipment.
Employees who serve as Board Members,
witnesses and other personnel whose
attendance at Board meetings is required shall be released from duty to attend
Board hearings upon reasonable notice as required by the Company and provided that they can reasonably be spared from the operation without interference with the operation of the Company.

     5.   Stenographic Report
When it is mutually agreed that a
stenographic report is to be taken of the hearing, in whole or in part, the cost will be borne equally by both parties to the dispute. If it is not mutually agreed that a stenographic report be taken, any stenographic report taken of such hearing made by either of the parties shall be furnished to the other party, upon request, provided that the cost of such stenographic report so requested shall be borne equally by both parties.

     6.   The Board shall maintain a
complete record of pending
proceedings. After a final decision has been rendered by the Board, the parties will maintain their respective records from the proceeding.

     7.   Unless the parties agree in
writing to the contrary,
each grievance presented to the Board
shall be heard as a separate case.

    8.   By written mutual agreement, the
parties may agree to bypass any step in this Section.

SECTION 16    RETIREMENT

The Company will provide retirement
benefits in the form of a 401(k) plan,
and pilots will be entitled to
participate in such plan on the same
terms as employees in the Company
generally.

SECTION 17 PHYSICAL STANDARDS

A.   The medical standards required of a
pilot shall be those established by the
Federal Aviation Administration (FAA),
including its waiver policy, for the
pertinent class of medical certification.
Pilots may select medical examiners of
their choice to meet FAA requirements and shall notify the Company of any examination results.

B.   If the Company questions whether a
pilot meets the medical standards of
Paragraph A., above, or is otherwise
believed to be medically unfit to
exercise the privileges of his flight
certification, the Company may require a pilot to submit to a medical examination or medical test in addition to those required by the FAA regulations. The examination may be by a Companydesignated medical examiner, and the pilot will, upon request, be furnished with a copy of the medical examiner's report.

C.   Any pilot who fails to pass such
physical examination or medical test required by the Company may, at his option, have a review in the following manner:

     1.   He may employ an FAA-qualified
medical examiner of his own choosing and at his own expense for the purpose of conducting a physical examination or test.

     2.   A copy of the findings of the
pilot's medical examiner shall be furnished to the Company. If such findings verify the findings of the Company medical examiner, disposition of the pilot will be in accordance with other provisions of this Agreement.

     3. If the findings of the Company's medical examiner and the pilot's medical examiner disagree on the pilot's qualification to exercise the privileges of his Medical
Certificate, the Company will, at the
written request of the pilot, ask the two examiners to agree upon a third, qualified and disinterested medical examiner, preferably a specialist, for the purpose of making further physical examination or test.

     4.   The case shall be settled on the basis
of the findings of the disinterested medical examiner.

5. The expense of employing the disinterested medical examiner shall be borne one-half
(1/2) by the pilot and one-half (1/2) by the Company. Copies of such medical examiner's report shall be furnished to the Company and to the pilot.

D.   A captain who is unable to maintain
his First Class Medical Certificate, but is able to maintain a Second Class Medical
Certificate, may, at his option, continue in the service of the Company as a first officer, provided he is able to demonstrate the appropriate qualifications and proficiency, and he will be paid at the applicable first officer rate.

SECTION 18  HOURS OF SERVICE

A.   Days Off

Regular, buildup and reserve line holders will be scheduled for at least twelve
(12) days off in each bid period.

B.   Flight Time Limits

   Flight time limitations will be in
accordance with the FARs.

C.   Duty Time Limits

     1.   A pilot will not be scheduled
for a duty period in
excess of fourteen (14) hours.

     2.   Actual duty periods will not
violate the FARs.

D.   Rest Periods

     1.   A pilot will be scheduled to
receive a rest period of
at least ten (10) hours from block in to block out.

2.  Actual rest periods will not violate the FARs.

     3.   A pilot's 24-in-7 rest period
required by the FARs will be in domicile.

SECTION 19   FURLOUGH AND RECALL

A.   Furlough

     1.   Pilots will be furloughed in
reverse order of
seniority.  Pilots will be given fourteen
(14) days written notice of furlough
except in cases of emergency, strikes,
acts of God, or other causes beyond the
control of the Company.  Written
notification will be sent by certified
mail, express delivery or by any other
method that documents the sender,
recipient and date of sending. Notice is effective when sent.

     2.   Before a furlough takes place,
the Company may offer
voluntary leaves of absence to pilots to minimize the effects of the furlough.

     3.   A pilot who is furloughed will
retain seniority, but
not accrue longevity or other benefits
during his furlough.

     4.   At the Company's option, a
captain may be bypassed for
furlough in order to furlough a senior
first officer. A first officer furloughed
while a junior captain remains in active
service will not be removed from the
seniority list as a result of not having
been recalled from furlough for sixty
months pursuant to Section    19.B.3.,
below, so long as the junior pilot
remains in active service.

B.   Recall

     1.   Recall will be offered in
seniority order by sending a
written recall notice by certified mail, express delivery or by any other method that documents the sender, recipient and date of sending to the address on file with the Chief Pilot pursuant to Section
C., below.

     2.   A pilot will have eighteen (18)
days from the date
recall notices are sent out to notify the
Company in writing that he is accepting
recall.  He will return (in seniority
order) only as vacancies occur.   A pilot
who accepts recall will have fourteen
(14) days after acceptance of recall to
report for duty from furlough.

     3.   A pilot on furlough status will
retain his seniority
under this Agreement until (1) the pilot fails to accept recall as provided in this Section or (2) the pilot has not been recalled from furlough within sixty
(60) months. In either event, the pilot will be removed from the seniority list and will not be entitled to recall.

C.   Address

A furloughed pilot shall have on file
with his Chief Pilot the address to which he desires notice of recall or any other communication from the Company to be sent. The Company will be deemed to have complied with its notice obligations under this Section by sending notices to that address.

SECTION 20 TRAINING

A.   The Company will establish, in
accordance with applicable FARs, training requirements for pilots.

B.   Initial, Upgrade and Transition
Training:

     1.   Training activities will not
be scheduled for more than
twelve (12) out of any fourteen (14)
consecutive days.

     2.   A pilot must successfully
pass ground training before
progressing to flight training.

     3.   There shall be a minimum rest
period of ten (10) hours
between ground training and the
commencement of flight training.

4. A pilot shall have a minimum of ten (10) hours scheduled between any two (2) flight training sessions. This requirement may be waived by the pilot. A pilot shall actually receive a minimum of ten (10) hours between a flight training session and a flight check.

5.   A pilot who successfully passes
ground and flight training, but fails the first flight check shall be provided additional training and a second flight check.

  6.   The opportunity to upgrade from first
officer to captain shall be based on individual seniority, subject to the following:

          a.   A first officer may
decline the offer to upgrade three times.
The fourth time the offer to upgrade is
made, the first officer must accept and
successfully complete the captain upgrade process. Failure to complete the upgrade process may be grounds for termination.

          b.   When the decision to begin
the upgrade process is made, the first
officer must successfully complete a pre-class examination given by a Company PC
Check Airman.  If the pre-class
examination is not successfully
completed, the candidate shall return to the first officer position. Such pilot shall not be eligible for upgrade for a period of four (4) months. Further attempts at captain upgrade shall be at the discretion of the Company.

          c.   If the first officer
successfully completes the pre-class
examination, he shall begin upgrade
training.  If there is a failure to
complete any portion of the upgrade
training, the first officer must pass a
right seat proficiency check and the
candidate shall return to the first
officer position for a period of at least four (4) months. Any further attempts at captain upgrade shall be at the discretion of the Company. Failure to complete a satisfactory right seat PC check after being unsuccessful in the upgrade training may be grounds for termination.

     7.   Non-recommendation for a flight
check will be deemed a
failure of that training program.

8.   Voluntary withdrawal from a training
program shall be deemed a failure of that training program, except that withdrawal for good cause (such as personal hardship), as determined in the Company's discretion, may not be deemed a failure.

C.   Recurrent Checks:

1.   If a recurrent proficiency check is
conducted outside a
pilot's domicile at a location to which
the pilot must deadhead, the pilot will
be scheduled for either:

          a.   a minimum of ten (10)
hours of rest between release from line
duty and his deadhead flight to the
location of a recurrent proficiency
check; or

          b.   a minimum of eight (8)
hours of rest between his deadhead flight to the location of a proficiency check and the commencement of the proficiency check.

     2.   A pilot who fails to pass any
recurrent proficiency
check shall be given additional training in the area(s) in which he failed to demonstrate acceptable proficiency.

     3.   The eligibility for additional
training or an
additional flight check for any pilot who is unable to demonstrate acceptable proficiency after a second check shall be at the Company's discretion.

     4.   A pilot who fails to
successfully complete a flight
check will be placed in a non-pay status until he is requalified.

     5.   If the Company elects to use
any method of training
such as "home study" that does not
involve a formal ground school to comply with the FAA ground school requirements, a pilot will be credited with one (1) unit at his applicable rate for each four
(4.0) hours of FAA-approved training
credit earned in home study, prorated.

The Company will notify the Association, upon request, of the amount of credit it receives from the FAA for home study.

SECTION 21   ASSOCIATION BUSINESS

A.   Flight Pay Loss

1.   Requests for leaves of absence for
Association representatives to
participate in Association business will be made in writing at least seven (7) days in advance to the Vice President-
Operations, or his designee. The Company will approve the requests in writing, provided that Company operations will not be adversely affected.

2.   The Company will pay pilots during
such approved leaves on a flights missed basis for the scheduled value of such flights. During such Association leave, the pilot will continue as an active pilot, accruing seniority, longevity and benefits.

3.   Within forty-five (45) days
after it receives the
Company's invoice, the Association will
reimburse the Company for money paid out pursuant to this provision plus thirty percent (30%) to cover administrative expenses and benefits.

B.   Dues Check-Off

     1.   During the life of this
Agreement, the Company agrees
to deduct from the pay of each pilot
covered by this Agreement, and remit to
the Association, membership dues and/or
service charges uniformly required by the Association, as a condition of acquiring or retaining membership and in accordance with the provisions of the Railway Labor
Act, as amended, provided such pilot
voluntarily executes the following agreed upon form. This form, also to be known as the "Check-Off Form," will be prepared and furnished by the Association.

     2.   When a pilot covered by this
Agreement properly
executes such "Check-Off Form," the
Association will
forward an original copy to the Payroll
Department at the Company.  Any "Check-
Off Form" that is incomplete or
improperly executed will be returned to
the Association.  Any notice of
revocation as provided for in this
Agreement or the Railway Labor Act, as
amended, must be in writing, signed by
the pilot and delivered by certified
mail, addressed to the Payroll Department with a copy to the Association. "Check
Off Forms" and notices received by the
Payroll Department will be stamp-dated on the date received and will constitute notice to the Company on the date received.

     3.   When a "Check-Off Form" is
received by the Payroll
Department on or before a given pay day, deductions will commence with the first regular paycheck following said pay day, and will continue thereafter until revoked or canceled. The Company will remit to the Association a check in payment of all dues and/or service charges collected in a given month as soon after the end of a month as possible. These remittances will be subject to normal accounting practice with respect to adjustments necessary because of the methods involved in the deduction procedure. The Company remittance of the Association dues and/or service charges to the Association will be accompanied by a list of names of the pilots for whom deductions have been made in that particular period.

     4.   No deductions of the
Association dues will be made from
the wages of any pilot who has executed a "Check-Off Form" and who has been transferred to a job not covered by this Agreement, who is on leave without pay or on furlough. Upon return to work within a classification covered by this
Agreement, deductions will be
automatically resumed provided the pilot has not revoked the assignment.

     5.   A pilot who has executed a
"Check-Off Form" and who
resigns or is otherwise terminated from
the employ of the Company will be deemed to have automatically revoked his assignment and if he is recalled or re employed, further deductions of the
Association dues will be made only upon
execution and receipt of a new "Check-Off
Form."
     6. Collections of any back dues owed at the time of starting deductions for any pilot, and collection of dues missed because the pilot's earnings were not sufficient to cover the payment of dues for a particular pay period, will be the responsibility of the Association and will not be the subject of payroll deductions.

C.   Agency Shop

     1.   Each pilot covered by this
Agreement will be required,
as a condition of employment, beginning
thirty (30) days after
the effective date of this Agreement, or after the completion of his initial operating experience, whichever is later
(1) to be or become a member of the
Association, or (2) to pay to the
Association a monthly service charge for the administration of this Agreement and representation of the pilot. Such monthly service charge will be equal to the

Association's regular monthly dues and
periodic assessments that would be
required to be paid by such pilot if a
member; provided that neither membership nor the payment of a service charge will be required in respect to any such pilot
(a) for whom membership is not available upon the same terms and conditions generally applicable to any other member, or (b) as to whom membership was denied or terminated for any reason other than the failure to tender periodic dues, initiation fees and assessments uniformly required by the Association as a condition of acquiring or retaining membership. A pilot will not be required to pay dues, assessments or any service charge while performing, or for a time during which he performed, work not covered by this Agreement, including, but not limited to supervisory pilot duties.

2.   If any pilot who is required under
this Agreement to
make payment of a service charge and/or
membership dues, and/or initiation fees, and/or periodic assessments becomes delinquent in accordance with the
Association's Constitution and By-Laws in the making of such payments, the Association will notify such pilot by certified mail, return receipt requested, copy to the Vice President-Operations, his successor or designee, that he is delinquent in the payments specified and the total amount of money due and the period for which he is delinquent and that he is subject to discharge as an employee of the Company. The notice of delinquency required under this paragraph will be deemed to be received by the pilot, whether or not it is personally received by him, when mailed by the Association by certified mail, return receipt requested, postage prepaid to the pilot's last known address, or to any other address that has been designated by the pilot. It will be the duty of every pilot to notify the Association of every change in his home address, or of an address where the notice required by this paragraph can be sent and received by the pilot.

     3.   If, upon the expiration of the
fifteen (15) day period,
the pilot still remains delinquent, the
Association will certify in writing to
the Vice PresidentOperations of the
Company, his successor or designee, copy to the pilot, both by certified mail, return receipt requested, that the pilot has failed to remit payment within the grace period allowed and is therefore discharged. The Vice President-
Operations, or his designee, will within five (5) days, terminate the service of such employee as a pilot.

 4.   A protest by a pilot who is to be
discharged as a
result of an interpretation or
application of the provisions of this
Section will be subject to the following procedure:

   a.   A pilot who believes that the
provisions of this Section have not been properly interpreted or applied as they pertain to him, may submit his request for review in writing within five (5) days from the date of his notification by the Vice President-Operations, or his designee, as provided in paragraph A.3., above. The request must be sent by certified mail, return receipt requested, to the Vice PresidentOperations, or his designee, who will review the protest and render a decision in writing no later than five
(5) days following receipt of the
protest.

          b.   The Vice President-
Operations, or his designee,
will forward his decision to the pilot
with a copy to the Association, both by
certified mail, return receipt requested.
Said decision will be final and binding
on all interested parties unless appealed as hereinafter provided. If the decision is not satisfactory to either the pilot or the Association, then either may appeal within ten (10) days from the receipt of the decision, by filing notice of such appeal. Such notice will be sent to the other party and to the Company, by certified mail, return receipt requested.
Appeal will be directed to a neutral
referee who may be agreed upon by the
pilot and the Association within ten (10) days of receipt of the notice of appeal.
In the event the parties fail to agree
upon a neutral referee within the
specified period, either the pilot or the Association may request the National
Mediation Board to name such neutral
referee. The hearing before the neutral referee will be held as soon as possible, and the neutral referee will be requested to render a decision within thirty (30) days after the hearing. The decision of the neutral referee will be final and binding on all parties to the dispute.
The fees and charges of such neutral
referee will be borne equally by the
pilot and the Association.

     5.   A pilot discharged by the
Company under the
provisions of this Section, will be
deemed to have been "discharged for
cause" within the meaning of this
Agreement.

     6.   The Company will not be liable
for any claim of a pilot discharged by the Company pursuant to this Section.
Moreover, the Association will indemnify the Company and hold the Company harmless from any and all claims that may be made by an employee(s), former employee or any other person against the Company by virtue of the application or misapplication of any of the terms of this Section.

     ASSIGNMENT AND AUTHORIZATION
     FOR CHECK-OFF OF UNION DUES

TO:       Vanguard Airlines, Inc.

ATTN:     Payroll Department

I, ----------------------------, hereby
assign to the Vanguard Airlines Pilots
Association (the "Association"), my
Association dues and/or service charges
from my wages earned or to be earned by
me as your employee.  I authorize and
direct you to deduct ______ of my gross
wages which is the monthly equivalent of my monthly membership dues, or such monthly equivalent as may hereafter be established by the Association. This assignment, authorization, and direction may be revoked by me in writing on January 1 of any year provided the revocation notice is received by the Company fifteen (15) days in advance of that date, or upon the termination date of the labor agreement in effect at the time this is signed, whichever occurs sooner. This authorization and direction is made subject to the provisions of the Railway Labor Act, as amended, and in accordance with the existing Agreement between the Association and the Company.

Signature of pilot: ---------------------

Address of pilot: -----------------------
Membership Number: ----------------------
Location: ------------------------------
Date:-----------------------------------

SECTION 22 MANAGEMENT RIGHTS

A.   The Company retains the sole and
exclusive right and
discretion to operate, control and manage its business, direct its workforce and exercise all traditional management rights, powers, or authority it had prior to signing this Agreement, except those modified specifically by this Agreement.
Included by way of description and not by way of limitation are rights to direct the working force and determine its size and composition; to assign and reassign duties, to determine qualifications for initial and continued employment, to schedule and utilize management pilots, maintain order and efficiency; hire, transfer, demote and promote pilots and discipline, suspend, and discharge pilots; assign and reassign work to pilots; determine the size, type and number of aircraft equipment and supplies to be used in providing its service and to determine what equipment will be utilized and allocated to particular routes, to transfer equipment from one base of operations to another, to determine the base or bases of operation for pilots and equipment, extend, maintain, curtail or terminate its operations in whole or in part; determine the nature and extent of services to be rendered; determine the business concerns with whom it will deal and the customers it wishes to serve; establish and enforce quality standards for its services;
determine and change methods, processes
and techniques of operation; determine
when and if vacancies will be filled;
when to furlough and recall pilots,
establish and modify rules and
regulations and procedures and require
observance thereof.  A right of
management will not be impaired, waived
or surrendered by any contrary course of conduct or practice.

B.   The exercise of any right reserved
herein to management in a
particular manner, or the non-exercise of such right, shall not operate as a waiver of the Company's rights hereunder, or preclude the Company from exercising the rights in a different manner. Any past practice, policy, interim agreement, or other understanding established prior to the date of this Agreement shall not create any contractual or legal obligation to continue such practice, policy, agreement or understanding following the effective date of this Agreement.

SECTION 23  DURATION

This Agreement shall become effective on June 1, 2000 and shall continue in full force and effect through June 1, 2004, except as otherwise specifically provided herein, and will renew itself without change until each succeeding June 1 thereafter, unless written notice of intended change is served in accordance with Section 6, Title I, of the Railway Labor Act, as amended, by either party hereto at least sixty (60) but not more than one hundred twenty
(120) days prior to June 1, 2004 or June
1 in any year thereafter.

IN WITNESS WHEREOF, the parties hereto
have signed this Agreement this 1st day of June, 2000.

FOR VANGUARD AIRLINES, INC.       FOR VANGUARD AIRLINES, INC.
                                  PILOTS ASSOCIATION

/s/ William F. McKinney            /s/ Arvil Taylor
- ---------------------------        ---------------------------
Captain William F. McKinney        Captain Arvil Taylor
Vice President-Operations          Chairman


/s/ Brian S. Gillman               /s/ George Rachis
- ---------------------------        -------------------------
Brian S. Gillman                   Captain George Rachis
Vice President and                 Negotiating Committee
General Counsel

                                   /s/ Charles O'Dell
                                   ------------------------
                                   Captain Charles O'Dell
                                   Negotiating Committee

                     LETTER OF AGREEMENT

                      BY AND BETWEEN

                    VANGUARD AIRLINES,INC.

                          AND THE

                          PILOTS

                            OF

                  VANGUARD AIRLINES, INC.

                      AS REPRESENTED BY THE

          VANGUARD AIRLINES PILOTS ASSOCIATION

          --------------------------------------
               COPIES FROM PERSONNEL FILES
          --------------------------------------

For a period of sixty (60) days after the execution of the parties' initial collective bargaining agreement, a pilot may request, and the Company will provide, a copy of any item(s) in the pilot's personnel file.

     Dated: June 1, 2000



FOR VANGUARD AIRLINES, INC.   FOR VANGUARD AIRLINES, INC.
                              PILOTS ASSOCIATION

/s/ William F. McKinney        /s/ Arvil Taylor
- ----------------------------  ----------------------------
Captain William F. McKinney   Captain Arvil Taylor
Vice President-Operations     Chairman

/s/ Brian S. Gillman           /s/ George Rachis
- ---------------------------    ----------------------------
Brian S. Gillman               Captain George Rachis
Vice President and             Negotiating Committee
General Counsel

                               /s/ Charles O'Dell
                               ---------------------------
                               Captain Charles O'Dell
                               Negotiating Committee

                    LETTER OF AGREEMENT

                     BY AND BETWEEN

                  VANGUARD AIRLINES,INC.

                        AND THE

                        PILOTS

                         OF

                VANGUARD AIRLINES,INC.

               AS REPRESENTED BY THE

        VANGUARD AIRLINES PILOTS ASSOCIATION

       ----------------------------------------
      RESERVE MINIMUM BID PERIOD GUARANTEE
      -----------------------------------------

Pilots on the seniority list on the date of signing of this letter of agreement will be subject to Section 5.B. Minimum
Bid Period Guarantee, except that such
pilots will be credited with eighty (80) units for a reserve line.
     Dated: June 1, 2000

FOR VANGUARD AIRLINES, INC.        FOR VANGUARD AIRLINES, INC.
                                   PILOTS ASSOCIATION

/s/ William F. McKinney            /s/ Arvil Taylor
- ----------------------------       ----------------------------
Captain William F. McKinney        Captain Arvil Taylor
Vice President-Operations          Chairman

/s/ Brian S. Gillman                /s/ George Rachis
- ----------------------------       ----------------------------
Brian Gillman                      Captain George Rachis
Vice President and                 Negotiating  Committee
General Counsel

                                   /s/ Charles O'Dell
                                   ---------------------------
                                   Captain Charles O'Dell
                                   Negotiating Committee

                         LETTER OF AGREEMENT

                            BY AND BETWEEN

                        VANGUARD AIRLINES,INC.

                              AND THE

                              PILOTS

                               OF

                        VANGUARD AIRLINES,INC.

                       AS REPRESENTED BY THE

               VANGUARD AIRLINES PILOTS ASSOCIATION
               --------------------------------------
                              SIGNING BONUS
               --------------------------------------

WHEREAS the Company and the Association
have concluded their negotiations for a
first collective bargaining agreement and such agreement was ratified on the first attempt;

THEREFORE, the parties hereby agree as
follows:

1.   Each pilot who is qualified as a
Captain on the date of
signing of this Agreement who does not
hold options granted pursuant to grants
approved by the Company's Board of
Directors on July 2, 1997 or May 15, 1998 will be granted an option to purchase two thousand (2000) shares of the common stock, par value $.001 per share, of Vanguard Airlines, Inc.

2.   Each pilot who is qualified as a
Captain on the date of
signing of this Agreement who holds
options granted pursuant to grants
approved by the Company's Board of
Directors on July 2, 1997 or May 15,
1998 will be granted an option to
purchase one thousand (1000) shares of
the common stock, par value $.001 per
share, of Vanguard Airlines, Inc.

3.   Each pilot who is qualified as a
first officer on the date
of signing of this Agreement will be
granted an option to purchase one
thousand (1000) shares of the common
stock, par value $.001 per share, of
Vanguard Airlines, Inc.

4.   All options granted pursuant to
this letter of agreement
will be granted in accordance with the
terms and conditions of the Vanguard
Airlines, Inc. 1994 Stock Option Plan
or the Vanguard Airlines, Inc. 2000
Stock Option Plan, as the case may be.

     Dated: June 1, 2000

FOR VANGUARD AIRLINES, INC.        FOR VANGUARD AIRLINES, INC.
                                   PILOTS ASSOCIATION

/s/ William F. McKinney            /s/ Arvil Taylor
- ----------------------------       ----------------------------
Captain William F. McKinney        Captain Arvil Taylor
Vice President-Operations          Chairman

/s/ Brian S. Gillman               /s/ George Rachis
- ----------------------------       ----------------------------
Brian S. Gillman                   Captain George Rachis
Vice President and                 Negotiating Committee
General Counsel

                                   /s/ Charles O'Dell
                                   ---------------------------
                                   Captain Charles O'Dell
                                   Negotiating Committee

                          LETTER OF AGREEMENT

                            BY AND BETWEEN

                        VANGUARD AIRLINES,INC.

                              AND THE

                              PILOTS

                               OF

                      VANGUARD AIRLINES, INC.

                        AS REPRESENTED BY THE

               VANGUARD AIRLINES PILOTS ASSOCIATION

             ---------------------------------------
                        NET PROFIT BONUS
            -----------------------------------------

WHEREAS the Company and the Association
have concluded their negotiations for a
first collective bargaining agreement and desire to provide an incentive for pilots to exercise every reasonable effort to promote the profitability of the Company, recognizing that the Company's profitability is a mutual interest and objective.

THEREFORE, the parties hereby agree as
follows:

1.   For each quarter in which the
Company realizes a net profit
for the quarter ended of at least five
percent (5%), as reported in the
Company's financial statements prepared
in accordance with generally accepted
accounting principles, the Company will
accrue for each crewmember as follows:

     a.   Five dollars ($5.00) for each
unit earned as a result
of actual flight time at the controls
while a captain during the quarter;

     b.   Two dollars ($2.00) for each
unit earned as a result of
actual flight time at the controls while a first officer during the quarter;

c.   One thousand one hundred twenty-five
dollars ($1125.00)
or five dollars ($5.00) for each unit
earned as a result of actual flight time at the controls while a captain during the quarter, whichever is greater, for each proficiency check airman. A proficiency check airman is not eligible for payments pursuant to paragraphs 1.a.
or 1.b. of this letter of agreement;

     d.   The accrued amounts provided
     for in paragraphs 1.a.-c.,
above, will be paid no later than April
15 in the subsequent calendar year if the Company realizes a net profit for the fiscal year ended of at least five percent (5%), as reported in the Company's financial statements prepared in accordance with generally accepted accounting principles. If the Company does not reach that level of profitability for the year, no payments will be made with respect to quarters in that year. Amounts accrued during any year and not paid at year end pursuant to this paragraph will not be carried over to the subsequent year.

2.   For each quarter in which the
Company realizes a net profit
for the quarter ended of at least ten
percent (10%), as reported in the
Company's financial statements prepared
in accordance with generally accepted
accounting principles, the Company will
accrue for each crewmember as follows:

     a.   Seven and one-half dollars
($7.50) for each unit earned
as a result of actual flight time at the controls while a captain during the quarter;

     b.   Two dollars ($2.00) for each
unit earned as a result of
actual flight time at the controls while a first officer during the quarter;

  c.   One thousand six hundred eighty-
seven dollars and fifty
cents ($1687.50) or seven and one-half
dollars ($7.50) for each unit earned as a result of actual flight time at the controls while a captain during the quarter, whichever is greater, for each proficiency check airman. A proficiency check airman is not eligible for payments pursuant to paragraphs 2.a. or 2.b. of this letter of agreement;

d.   The accrued amounts provided for in
paragraphs 2.a.-c., above, will be paid no later than April
15 in the subsequent calendar year if the Company realizes a net profit for the fiscal year ended of at least ten percent (10%), as reported in the Company's financial statements prepared in accordance with generally accepted accounting principles.
If the Company does not reach that level of profitability for the year, no payments will be made with respect to quarters in that year pursuant to paragraph 2 hereof. Amounts accrued during any year and not paid at year end pursuant to this paragraph will not be carried over to the subsequent year.

3.   Paragraphs 1. and 2., above, will
not be pyramided; i.e., if
payments pursuant to paragraph 2., above, are triggered, there will be no payments pursuant to paragraph 1.

4.   A pilot must be an employee of the
Company at the time any
payment hereunder is actually issued to
qualify for such payment.

5.   Payments made pursuant to this
letter of agreement will be
subject to all normal withholding
requirements.

6.   Payments made pursuant to this
letter of agreement will not
be considered base salary for
purposes of the Company's matching
contribution, if any, to the
Company's 401(k) plan.

     Dated: June 1, 2000

FOR VANGUARD AIRLINES, INC.     FOR VANGUARD AIRLINES
                                PILOTS ASSOCIATION


/s/ William F. McKinney         /s/ Arvil Taylor
- ----------------------------    ----------------------------
Captain William F. McKinney     Captain Arvil Taylor
Vice President-Operations       Chairman

/s/ Brian S. Gillman            /s/ George Rachis
- ----------------------------    ----------------------------
Brian S. Gillman                Captain George Rachis
Vice President and              Negotiating Committee
General Counsel

                                 /s/ Charles O'Dell
                                -----------------------------
                                Captian Charles O'Dell
                                Negotiating Committee

                         LETTER OF AGREEMENT

                            BY AND BETWEEN

                        VANGUARD AIRLINES,INC.

                              AND THE

                              PILOTS

                                OF

                        VANGUARD AIRLINES, INC.

                          AS REPRESENTED BY THE

               VANGUARD AIRLINES PILOTS ASSOCIATION

            -----------------------------------------
                       STOCK OPTION GRANT
            -----------------------------------------

WHEREAS the Company and the Association
have concluded their negotiations for a
first collective bargaining agreement.
THEREFORE, the parties hereby agree as
follows:

1.   The Company will grant an option to
purchase 500 shares of
the common stock, par value $.001 per
share, of Vanguard Airlines, Inc.
pursuant to, in the Company's discretion, the Company's 1994 Stock Option Plan or the 2000 Stock Option Plan to each pilot who is on the Company's pilot seniority list on the date of execution of this letter of agreement and who remains employed by the Company as a captain on July 1, 2001.

2.   The Company will grant
an option to purchase 500 shares of
the common stock, par value $.001 per
share, of Vanguard Airlines, Inc.
pursuant to, in the Company's discretion, the Company's 1994 Stock Option Plan or the 2000 Stock Option Plan to each pilot who is on the Company's pilot seniority list on the date of execution of this letter of agreement and who remains employed by the Company as a captain on July 1, 2002.

3.   The Company will grant
an option to purchase 500 shares of
the common stock, par value $.001 per
share, of Vanguard Airlines, Inc.
pursuant to, in the Company's discretion, the Company's 1994 Stock Option Plan or the 2000 Stock Option Plan to each pilot who is on the Company's pilot seniority list on the date of execution of this letter of agreement and who remains employed by the Company as a captain on July 1, 2003.

4.   The Company will grant
an option to purchase 500 shares of
the common stock, par value $.001 per
share, of Vanguard Airlines, Inc.
pursuant to, in the Company's discretion, the Company's 1994 Stock Option Plan or the 2000 Stock Option Plan to each pilot who is on the Company's pilot seniority list on the date of execution of this letter of agreement and who remains employed by the Company as a captain on July 1, 2004.

5.   On the fifth (5th)
anniversary date of his date of hire, the Company will grant to each pilot who is on the Company's pilot seniority list on the date of execution of this letter of agreement and who has a date of hire subsequent to July 2, 1997 an option to purchase 1000 shares of the common stock, par value $.001 per share, of Vanguard
Airlines, Inc. pursuant to, in the
Company's discretion, the Company's 1994
Stock Option Plan or the 2000 Stock
Option Plan.

6.   On the date he completes his initial
upgrade to captain at
the Company, including successful
completion of his operating experience,
the Company will grant to each pilot who is a first officer at the Company on the date of execution of this letter of agreement an option to purchase 1000 shares of the common stock, par value
$.001 per share, of Vanguard Airlines,
Inc. pursuant to, in the Company's
discretion, the Company's 1994 Stock
Option Plan or the 2000 Stock Option
Plan.

7.   All options granted pursuant to this
letter of agreement
will be granted in accordance with the
terms and conditions of the Vanguard
Airlines, Inc. 1994 Stock Option Plan or
the Vanguard Airlines, Inc. 2000 Stock
Option Plan, as the case may be.
Dated:   June 1, 2000.

FOR VANGUARD                       FOR VANGUARD AIRLINES
AIRLINES, INC.                     PILOTS ASSOCIATION

/s/ William F. McKinney             /s/ Arvil Taylor
- ----------------------------       ------------------------
Captain William F. McKinney        Captain Arvil Taylor
Vice President-Operations          Chairman

/s/ Brian S. Gillman               /s/ George Rachis
- ----------------------------       --------------------------
Brian S. Gillman                   Captain George Rachis
Vice President and                 Negotiating Committee
General Counsel

                                   /s/ Charles O'Dell
                                   --------------------------
                                   Captain Charles O'Dell

                         LETTER OF AGREEMENT

                            BY AND BETWEEN

                        VANGUARD AIRLINES, INC.

                              AND THE

                              PILOTS

                                OF

                        VANGUARD AIRLINES, INC.

                       AS REPRESENTED BY THE

               VANGUARD AIRLINES PILOTS ASSOCIATION
             ------------------------------------------
                         IMPLEMENTAITON
             -----------------------------------------

WHEREAS the Company and the Association
have concluded their negotiations for a
first collective bargaining agreement;
and

THEREFORE, the parties hereby agree as
follows:

1.   The Company will implement the
bidding provisions of Section 6
(Scheduling) in June 2000 and will fully implement the remaining provisions of
Section 6, Section 18 (Hours of Service) and Section 20 (Training) effective July
1, 2000.

2.   All other sections of the Agreement
will become effective upon signing.

Dated:   June 1, 2000.

FOR VANGUARD                       FOR VANGUARD AIRLINES
AIRLINES, INC.                     PILOTS ASSOCIATION

/s/ William F. McKinney            /s/ Arvil Taylor
- ----------------------------       ----------------------------
Captain William F. McKinney        Captain Arvil Taylor
Vice President-Operations          Chairman

/s/ Brian S. Gillman               /s/ George Rachis
- ----------------------------       ----------------------------
Brian S. Gillman                   Captain George Rachis
Vice President and                 Negotiating Committee
General Counsel

                                   /s/ Charles O'Dell
                                   ---------------------------
                                   Captain Charles O'Dell
                                   Negotiating Committee

APPENDIX